UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A. S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

ICA  The Investment Company of America

U.S. companies, global reach

[photo of a section of the hull of a ship]

Annual report for the year ended December 31, 2009

ICASM seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The Investment Company of America® is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 3.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2010, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.02%.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

In this report

Special feature

8	U.S. companies, global reach

Many U.S.-based companies can benefit from growth around the world.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

14	Summary investment portfolio

18	Financial statements

33	Board of directors, advisory board and other officers

Fellow shareholders:

[photo of a section of the hull of a ship]

The Investment Company of America has weathered many a volatile period in its 76-year history. The year 2009 brought lows and highs: a steep market decline in the first few months and an even steeper rebound in the remaining months. The fund returned 27.2% for its fiscal year ended December 31, 2009, with reinvested dividends of $0.57 per share. ICA’s gain for the year compares favorably with the 26.5% return for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market, for the same period.

Down then up
When ICA began its fiscal year in January, worries about the global financial crisis gripped equity markets, which continued to experience some of the sharpest drops in decades. From January 1 to March 9, 2009, the S&P 500 fell 24.7%. This was on the heels of 2008, when that index fell 37.0% from beginning to end. Behind the severe global selloff were housing loan troubles, a severe credit contraction and economic recession. However, by mid-March, aggressive monetary and fiscal measures from the Federal Reserve and central governments around the world had begun to shore up confidence and liquidity, which served to reduce investor fears. The market then found its footing and started to recover. The S&P 500 rose nearly continuously after March 9, rising 67.9% from that point through year’s end. This was helped by signs of slightly improving U.S. consumer confidence, a more optimistic global economic outlook and resurgent demand for materials to fuel the rapid growth in developing countries. The growth in developing markets outpaced developed markets during the year at a pace of more than two-to-one. (For more information about how ICA benefits from the growth outside of the United States, see the feature “U.S. companies, global reach” beginning on page 8.)

[Begin Sidebar]
2009 results at a glance
Year ended December 31, 2009 (with dividends reinvested)

	ICA (Class A shares)	Standard & Poor’s 500 Composite Index*

Income return	2.75%	2.51%
Capital return	24.43	23.96
Total return	27.18%	26.47%

*The index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.

Dividends paid in 2009
	Per share	Payment date

Income dividends	$0.17	March 6
	0.13	June 5
	0.13	Sept. 3
	0.14 †	Dec. 23
	$0.57
†Includes a special dividend of $0.01.

Expense ratios and portfolio turnover rates1
Year ended December 31, 2009

	Expense	Portfolio
	ratio	turnover rate

ICA	0.66%	28%
Industry average2	1.19%	72%

1 The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
2 Lipper Growth & Income Funds Average (with an initial sales charge and excluding funds of funds).
[End Sidebar]

The portfolio
ICA has its beginnings in another turbulent time, 1934, and its fundamental, research-oriented long-term approach to investing was honed during those early years. The investment professionals at ICA look for blue-chip companies that they believe can withstand and even thrive in difficult times. These companies often become more evident over longer time periods. For example, many of the stocks that rose the most during 2009 were the ones that had fallen the furthest in 2008, so it is interesting to note those companies that did well throughout the two years of the crisis. From December 31, 2007, to December 31, 2009, several of ICA’s holdings showed steady strength, despite the crisis, including food manufacturer General Mills, discount retailer Wal-Mart, computer maker IBM, business software provider Oracle, fast-food giant McDonald’s, home improvement retailer Lowe’s and railroads operator Union Pacific.

During the fiscal year, eight out of the fund’s top 10 largest holdings rose: software giant Microsoft (+56.8%), Oracle (+38.4%), tobacco company Philip Morris International (+10.8%), pharmaceutical manufacturer Merck (+20.2%), computer maker Hewlett-Packard (+41.9%), energy company Royal Dutch Shell (+13.7%), aircraft producer Boeing (+26.9%) and oil services provider Schlumberger (+53.8%). Two of the top 10 holdings dropped, telecommunications provider AT&T (–1.7%) and oil company ConocoPhillips (–1.4%).

Information technology remained the largest industry sector, and we added to it during the year; the percentage of the fund’s net assets rose to 21.6% from 16.6% at the end of 2008. This helped the fund, as many of the companies in the broad sector fared well, including router maker Cisco Systems (+46.9%), Internet search engine Google (+101.5%) and IBM (+55.5%). Not all holdings rose in the sector; cell phone maker Nokia fell 17.5%. We also added to our industrials sector holdings, moving to 10.4% from 9.5%; this sector was mixed, with several stocks gaining and some falling, including aerospace company Lockheed Martin (–10.4%) and conglomerate General Electric (–6.6%). Significantly, our cash and short-term securities position decreased from 15.0% of the fund’s assets as of the end of 2008 to 6.5% at the end of 2009; this indicates the number of compelling opportunities we found throughout the fiscal year.

A look ahead
The U.S. economy appears to be at the beginning of a recovery after a significant contraction. Housing prices appear to have stabilized, consumer confidence has increased, and GDP data have indicated an expanding U.S. economy. We believe there are pockets of substantial strength in the economy. However, we are still in an uncertain period and the market is likely to remain volatile as investors look for signs of reassurance. Worries include persistently high unemployment rates, diminished consumer spending, weak real estate markets and high government debt levels. Many fear that the repercussions of the large monetary and fiscal stimulus could fuel inflation or, alternately, that their withdrawal could put pressure on nascent growth.

In the midst of this uncertainty, we continue working as we always have, focused on finding fundamentally sound companies that we believe can flourish over the long term. We thank you for your trust in us and your commitment to long-term investing.

Sincerely,

/s/ James B. Lovelace

James B. Lovelace
Vice Chairman

/s/ Donald D. O’Neal

Donald D. O’Neal
President

February 8, 2010

We take this opportunity to thank Mike Shanahan for his many years of leadership and service as a director and officer of The Investment Company of America. Mike will continue to serve as a portfolio counselor on the fund.

For current information about the fund, visit americanfunds.com.

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2009:	1 year	5 years	Life of class

Class B shares1 — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	21.19%	0.62%	2.17%
Not reflecting CDSC	26.19	0.95	2.17

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	25.20	0.90	2.15
Not reflecting CDSC	26.20	0.90	2.15

Class F-1 shares2 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	27.21	1.69	2.96

Class F-2 shares2 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	27.50	—	–3.47

Class 529-A shares3 — first sold 2/15/02
Reflecting 5.75% maximum sales charge	19.79	0.45	2.74
Not reflecting maximum sales charge	27.12	1.64	3.52

Class 529-B shares1,3 — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	21.07	0.50	2.65
Not reflecting CDSC	26.07	0.82	2.65

Class 529-C shares3 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	25.09	0.83	2.86
Not reflecting CDSC	26.09	0.83	2.86

Class 529-E shares2,3 — first sold 3/1/02	26.77	1.35	2.92

Class 529-F-1 shares2,3 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	27.37	1.84	5.82

1These shares are not available for purchase.
2These shares are sold without any initial or contingent deferred sales charge.
3Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

The value of a long-term perspective (1934 to 2009)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on a $10,000 investment.* Thus, the net amount invested was $9,425.† Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 76 years, from January 1, 1934, through December 31, 2009, showing the high, low and closing values for each year.

The figures in the table below the chart include the fund’s total return for each of those years. As you look through the table, you will see that the fund’s total return can fluctuate greatly from year to year. In some years, it was well into double digits. In other years, the fund had a negative return. Over the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $58,481,101, compared with $21,257,508 in Standard & Poor’s 500 Composite Index.

You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1999. At that time, the value of the investment illustrated here was $45.7 million. Since then, it has increased to nearly $58.5 million. Thus, in the same period, the value of your 1999 investment — regardless of size — has also increased.

*As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

†The maximum initial sales charge was 8.5% prior to July 1, 1988.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2009)*
	1 year	5 years	10 years

Class A shares	19.86%	0.53%	1.90%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.66% for Class A shares as of December 31, 2009.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Average annual returns for 76 years (1/1/34–12/31/09)*

Income return	3.2%
Capital return	8.9%
Total return	12.1%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 27 and 28 for details.

Value added by reinvestment of dividends

[begin mountain chart]
Date	ICA with dividends reinvested1	ICA with dividends taken in cash2

1/1/1934	9,426	9,426
3/31/1934	12,022	12,022
9/30/1934	9,735	9,735
12/31/1934	11,822	11,822
3/31/1935	11,109	11,109
12/31/1935	21,643	21,643
4/30/1936	21,738	21,738
12/31/1936	31,560	31,042
3/31/1937	34,870	34,173
12/31/1937	19,424	18,339
3/31/1938	16,450	15,458
12/31/1938	24,776	23,174
5/17/1939	19,196	17,954
10/26/1939	26,380	24,439
12/31/1939	24,986	22,860
4/9/1940	26,104	23,788
5/22/1940	18,337	16,710
12/31/1940	24,384	21,460
4/22/1941	20,228	17,599
7/28/1941	25,516	21,886
12/31/1941	22,590	18,816
4/28/1942	20,675	17,070
11/7/1942	26,389	21,198
12/31/1942	26,376	20,893
7/14/1943	35,104	27,393
12/31/1943	35,019	26,861
1/3/1944	34,911	26,778
12/11/1944	42,785	32,140
12/31/1944	43,193	32,130
12/21/1945	62,861	45,706
12/31/1945	59,091	42,949
5/28/1946	69,344	50,213
10/9/1946	51,668	37,011
12/31/1946	57,692	40,687
2/8/1947	59,739	42,131
5/19/1947	47,608	33,318
12/31/1947	58,217	39,332
3/16/1948	51,685	34,577
6/14/1948	64,466	43,169
12/31/1948	58,430	37,714
5/16/1949	61,325	39,171
12/31/1949	63,941	39,436
7/13/1950	61,544	37,284
11/24/1950	75,452	45,291
12/31/1950	76,618	45,185
1/3/1951	77,522	45,718
9/13/1951	90,575	52,493
12/31/1951	90,274	51,159
5/1/1952	87,738	49,312
11/26/1952	98,358	54,208
12/31/1952	101,293	55,306
1/5/1953	101,540	55,440
9/14/1953	90,546	47,981
12/31/1953	101,747	53,362
1/11/1954	102,187	53,593
11/26/1954	150,963	77,300
12/31/1954	158,859	80,780
1/6/1955	153,710	78,162
12/5/1955	197,380	98,416
12/31/1955	199,216	98,531
1/23/1956	188,642	93,301
8/2/1956	228,301	111,574
12/31/1956	220,648	106,303
7/10/1957	234,719	111,636
12/23/1957	191,223	89,401
12/31/1957	194,433	90,912
1/2/1958	196,485	91,871
12/31/1958	281,479	128,040
2/9/1959	276,271	125,672
8/3/1959	317,753	142,951
12/31/1959	321,419	142,883
1/5/1960	322,622	143,418
3/8/1960	294,359	130,051
12/31/1960	335,999	145,598
1/3/1961	333,381	144,463
11/29/1961	416,623	177,692
12/31/1961	413,553	175,370
1/3/1962	412,847	175,071
6/25/1962	302,234	126,569
12/31/1962	358,801	148,179
3/1/1963	362,959	148,959
11/13/1963	435,346	176,692
12/31/1963	440,900	177,834
1/2/1964	443,327	178,813
11/18/1964	524,007	208,216
12/31/1964	512,592	202,347
6/28/1965	515,302	201,387
11/30/1965	636,844	247,766
12/31/1965	650,691	251,554
2/11/1966	695,632	268,929
10/7/1966	554,914	211,085
12/31/1966	657,094	248,035
1/4/1967	653,924	246,838
9/25/1967	848,270	315,022
12/31/1967	846,942	312,474
3/5/1968	767,364	281,436
11/29/1968	1,016,106	368,877
12/31/1968	990,641	356,574
2/6/1969	997,966	359,210
12/17/1969	861,534	301,409
12/31/1969	884,825	309,612
1/5/1970	900,901	315,237
5/26/1970	671,567	232,836
12/31/1970	908,020	307,422
1/4/1971	899,324	304,478
4/28/1971	1,041,783	349,622
12/31/1971	1,062,653	349,729
1/3/1972	1,061,134	349,229
12/11/1972	1,236,416	399,226
12/31/1972	1,231,089	394,703
1/5/1973	1,240,738	397,797
12/13/1973	969,368	300,861
12/31/1973	1,024,069	317,912
3/13/1974	1,078,732	331,700
10/3/1974	753,595	227,497
12/31/1974	840,311	245,527
1/2/1975	860,275	251,360
7/15/1975	1,192,557	342,306
12/31/1975	1,137,662	317,656
1/2/1976	1,146,259	320,057
12/15/1976	1,445,050	393,403
12/31/1976	1,474,372	398,100
1/3/1977	1,468,350	396,474
10/25/1977	1,332,040	350,404
12/31/1977	1,436,404	374,309
3/1/1978	1,346,165	347,473
9/11/1978	1,868,543	475,286
12/31/1978	1,647,486	414,423
2/27/1979	1,616,223	406,559
9/21/1979	1,993,884	489,102
12/31/1979	1,963,313	475,671
4/21/1980	1,749,599	419,477
11/18/1980	2,440,065	573,991
12/31/1980	2,380,191	552,244
9/25/1981	2,250,820	505,060
12/31/1981	2,401,095	530,866
8/12/1982	2,283,451	486,986
12/7/1982	3,273,730	683,755
12/31/1982	3,212,002	670,593
1/24/1983	3,149,704	657,586
10/10/1983	3,954,414	800,660
12/31/1983	3,859,718	774,521
1/5/1984	3,938,558	790,342
7/24/1984	3,487,720	684,698
12/31/1984	4,117,193	791,975
1/8/1985	4,042,335	777,575
12/31/1985	5,491,899	1,017,909
1/10/1986	5,378,077	996,812
8/26/1986	6,822,055	1,244,530
12/31/1986	6,685,668	1,200,523
8/25/1987	8,964,992	1,587,087
12/4/1987	6,490,173	1,124,110
12/31/1987	7,049,189	1,220,933
1/20/1988	6,898,255	1,194,791
10/20/1988	8,057,725	1,361,557
12/31/1988	7,989,297	1,327,380
1/3/1989	7,952,253	1,321,225
10/9/1989	10,570,716	1,717,619
12/31/1989	10,338,606	1,652,758
7/16/1990	11,034,382	1,738,645
9/24/1990	9,349,249	1,461,722
12/31/1990	10,409,044	1,598,827
1/9/1991	9,964,580	1,530,558
12/31/1991	13,171,913	1,969,884
4/8/1992	12,725,819	1,890,999
12/8/1992	14,053,663	2,062,293
12/31/1992	14,092,259	2,052,171
10/15/1993	15,613,223	2,233,724
12/31/1993	15,729,390	2,234,162
2/2/1994	16,250,342	2,308,157
12/31/1994	15,753,859	2,180,619
12/13/1995	20,601,536	2,800,127
12/31/1995	20,578,729	2,779,669
1/10/1996	20,131,158	2,719,214
11/29/1996	24,948,962	3,317,338
12/31/1996	24,560,579	3,247,865
1/2/1997	24,449,079	3,233,121
10/7/1997	32,201,069	4,203,593
12/31/1997	31,881,159	4,142,665
1/9/1998	30,538,200	3,968,160
11/27/1998	38,263,637	4,911,956
12/31/1998	39,193,520	5,008,240
7/16/1999	44,986,534	5,706,524
12/14/1999	43,402,315	5,461,630
12/31/1999	45,682,203	5,748,525
6/2/2000	48,297,061	6,033,245
12/20/2000	45,816,353	5,674,950
12/31/2000	47,435,198	5,875,465
2/1/2001	48,641,695	6,024,905
9/21/2001	39,682,272	4,850,856
12/31/2001	45,258,581	5,507,475
3/19/2002	46,842,670	5,674,249
10/9/2002	34,116,968	4,090,963
12/31/2002	38,709,050	4,616,859
3/11/2003	35,518,986	4,211,803
12/31/2003	48,891,609	5,713,492
8/12/2004	47,651,727	5,519,344
12/1/2004	53,072,477	6,119,617
12/31/2004	53,674,543	6,162,997
4/20/2005	51,443,944	5,882,406
12/14/2005	57,922,995	6,565,847
12/31/2005	57,361,396	6,446,513
6/13/2006	58,037,711	6,462,958
12/15/2006	66,714,106	7,396,222
12/31/2006	66,504,440	7,313,239
10/9/2007	74,714,184	8,101,087
12/19/2007	69,537,328	7,502,672
12/31/2007	70,456,795	7,601,877
11/20/2008	39,078,899	4,143,542
12/31/2008	45,983,835	4,835,670
3/9/2009	36,699,911	3,820,549
12/28/2009	59,112,111	6,051,509
12/31/2009	58,481,101	5,986,910

Date	S&P 500 with dividends reinvested

1/1/1934	10,000
2/6/1934	11,741
7/26/1934	8,454
12/31/1934	9,851
3/14/1935	8,427
11/19/1935	14,477
12/31/1935	14,555
11/9/1936	19,849
12/31/1936	19,479
3/6/1937	21,235
11/24/1937	11,991
12/31/1937	12,670
3/31/1938	10,259
11/9/1938	17,200
12/31/1938	16,604
4/8/1939	12,860
12/31/1939	16,542
1/3/1940	16,913
6/10/1940	12,166
12/31/1940	14,918
1/10/1941	15,313
12/31/1941	13,193
4/28/1942	11,422
12/31/1942	15,880
7/14/1943	21,055
12/31/1943	19,980
2/7/1944	19,830
12/31/1944	23,920
12/10/1945	33,103
12/31/1945	32,629
5/29/1946	36,538
10/9/1946	27,277
12/31/1946	29,994
2/8/1947	31,833
5/17/1947	27,243
12/31/1947	31,703
2/14/1948	28,756
6/15/1948	36,057
12/31/1948	33,420
6/13/1949	30,578
12/31/1949	39,688
1/14/1950	39,428
12/31/1950	52,266
10/15/1951	63,758
12/31/1951	64,813
2/20/1952	63,185
12/31/1952	76,702
9/14/1953	67,974
12/31/1953	75,955
12/31/1954	115,881
1/17/1955	111,372
11/14/1955	154,321
12/31/1955	152,428
1/23/1956	144,485
8/2/1956	170,376
12/31/1956	162,378
7/15/1957	174,227
10/22/1957	139,617
12/31/1957	144,887
12/31/1958	207,642
2/9/1959	201,972
8/3/1959	232,356
12/31/1959	232,467
10/25/1960	208,328
12/31/1960	233,601
12/12/1961	300,180
12/31/1961	296,461
6/26/1962	219,517
12/31/1962	270,656
1/2/1963	268,898
12/31/1963	332,369
11/20/1964	391,802
12/31/1964	387,133
6/28/1965	377,268
11/15/1965	433,749
12/31/1965	435,356
2/9/1966	444,115
10/7/1966	353,265
12/31/1966	391,500
9/25/1967	485,648
12/31/1967	485,272
3/5/1968	443,658
11/29/1968	560,886
12/31/1968	538,975
5/14/1969	556,520
12/31/1969	493,481
5/26/1970	375,967
12/31/1970	512,963
4/28/1971	587,707
11/23/1971	515,114
12/31/1971	586,320
12/11/1972	702,350
12/31/1972	697,692
1/11/1973	710,635
12/5/1973	560,537
12/31/1973	595,206
1/3/1974	608,935
10/3/1974	392,237
12/31/1974	437,674
7/15/1975	623,524
12/31/1975	600,610
9/21/1976	736,520
12/31/1976	744,318
11/2/1977	653,147
12/31/1977	691,044
3/6/1978	637,133
9/12/1978	804,939
12/31/1978	736,452
10/5/1979	887,816
12/31/1979	873,499
3/27/1980	801,694
11/28/1980	1,192,966
12/31/1980	1,156,970
1/6/1981	1,177,082
9/25/1981	993,719
12/31/1981	1,100,011
8/12/1982	952,442
11/9/1982	1,348,614
12/31/1982	1,337,025
1/3/1983	1,315,159
10/10/1983	1,696,711
12/31/1983	1,638,595
7/24/1984	1,503,740
11/6/1984	1,760,537
12/31/1984	1,741,395
1/4/1985	1,704,326
12/31/1985	2,293,883
1/22/1986	2,209,306
12/2/1986	2,846,898
12/31/1986	2,722,038
8/25/1987	3,851,956
12/4/1987	2,588,662
12/31/1987	2,864,962
1/20/1988	2,813,363
10/21/1988	3,379,672
12/31/1988	3,339,470
10/9/1989	4,438,664
12/31/1989	4,395,793
7/16/1990	4,669,466
10/11/1990	3,773,954
12/31/1990	4,259,140
1/9/1991	4,017,563
12/31/1991	5,553,915
4/8/1992	5,290,606
12/18/1992	6,039,956
12/31/1992	5,976,474
1/8/1993	5,885,121
12/31/1993	6,577,517
2/2/1994	6,806,430
4/4/1994	6,231,341
12/31/1994	6,664,017
12/13/1995	9,234,475
12/31/1995	9,165,271
1/10/1996	8,905,609
11/25/1996	11,473,195
12/31/1996	11,268,247
12/5/1997	15,211,783
12/31/1997	15,026,327
1/9/1998	14,364,532
12/29/1998	19,495,529
12/31/1998	19,320,168
1/14/1999	19,052,345
12/31/1999	23,384,822
3/24/2000	24,358,139
12/20/2000	20,344,921
12/31/2000	21,256,384
1/30/2001	22,116,924
9/21/2001	15,685,356
12/31/2001	18,731,955
1/4/2002	19,130,553
10/9/2002	12,823,508
12/31/2002	14,593,631
3/11/2003	13,325,833
12/31/2003	18,777,238
8/12/2004	18,124,599
12/30/2004	20,815,662
12/31/2004	20,819,110
4/20/2005	19,628,447
12/14/2005	22,239,332
12/31/2005	21,840,638
6/13/2006	21,583,322
12/15/2006	25,408,641
12/31/2006	25,287,374
3/5/2007	24,583,839
10/9/2007	28,289,193
12/31/2007	26,675,637
11/20/2008	13,917,931
12/31/2008	16,808,104
3/9/2009	12,663,226
12/28/2009	21,466,832
12/31/2009	21,257,508
[end mountain chart]

Year ended
December 31	1934	1935	1936	1937		1938	1939	1940	1941

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	—	—	$0.4	1.0		0.2	0.5	0.9	1.3
Value at year-end	$11.8	21.6	31.6	19.4		24.8	25.0	24.4	22.6
Dividends in cash	—	—	$0.4	1.0		0.2	0.5	0.8	1.1
Value at year-end	$11.8	21.6	31.0	18.3		23.2	22.9	21.5	18.8

Annual percentage returns assuming dividends reinvested
Income return	0.0%	0.0	1.8	3.2		0.9	2.2	3.6	5.2
Capital return	18.2%	83.1	44.0	(41.7)		26.7	(1.4)	(6.0)	(12.6)

ICA total return	18.2%	83.1	45.8	(38.5)		27.6	0.8	(2.4)	(7.4)
Fund expenses3	0.94%	1.13	1.19	1.53		1.89	2.02	1.88	1.95

Year ended
December 31	1942	1943	1944	1945		1946	1947	1948	1949

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	1.2	1.1	1.2	1.2		1.8	2.4	2.7	2.7
Value at year-end	26.4	35.0	43.2	59.1		57.7	58.2	58.4	63.9
Dividends in cash	1.0	0.9	0.9	0.9		1.3	1.7	1.8	1.7
Value at year-end	20.9	26.9	32.1	42.9		40.7	39.3	37.7	39.4

Annual percentage returns assuming dividends reinvested
Income return	5.3	4.2	3.5	2.8		3.0	4.2	4.6	4.6
Capital return	11.5	28.6	19.8	34.0		(5.4)	(3.3)	(4.2)	4.8

ICA total return	16.8	32.8	23.3	36.8		(2.4)	0.9	0.4	9.4
Fund expenses3	2.13	1.72	1.45	1.06		0.98	1.10	1.08	0.96

Year ended
December 31	1950	1951	1952	1953		1954	1955	1956	1957

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	3.2	3.4	3.5	3.9		4.1	5.1	5.6	6.2
Value at year-end	76.6	90.3	101.3	101.7		158.9	199.2	220.6	194.4
Dividends in cash	1.9	2.0	2.0	2.1		2.1	2.6	2.7	3.0
Value at year-end	45.2	51.2	55.3	53.4		80.8	98.5	106.3	90.9

Annual percentage returns assuming dividends reinvested
Income return	4.9	4.4	3.9	3.9		4.0	3.2	2.8	2.8
Capital return	14.9	13.4	8.3	(3.5)		52.1	22.2	8.0	(14.7)

ICA total return	19.8	17.8	12.2	0.4		56.1	25.4	10.8	(11.9)
Fund expenses3	1.01	0.93	0.81	0.85		0.88	0.86	0.80	0.76

Year ended
December 31	1958	1959	1960	1961		1962	1963	1964	1965

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	6.5	7.0	8.1	8.4		9.1	9.6	10.7	12.1
Value at year-end	281.5	321.4	336.0	413.6		358.8	440.9	512.6	650.7
Dividends in cash	3.0	3.2	3.6	3.6		3.8	3.9	4.3	4.7
Value at year-end	128.0	142.9	145.6	175.4		148.2	177.8	202.3	251.6

Annual percentage returns assuming dividends reinvested
Income return	3.4	2.5	2.5	2.5		2.2	2.7	2.4	2.4
Capital return	41.4	11.7	2.0	20.6		(15.4)	20.2	13.9	24.5

ICA total return	44.8	14.2	4.5	23.1		(13.2)	22.9	16.3	26.9
Fund expenses3	0.68	0.64	0.62	0.59		0.61	0.59	0.58	0.57

Year ended
December 31	1966	1967	1968	1969		1970	1971	1972	1973

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	15.5	18.4	22.6	25.3		27.3	28.6	29.9	33.4
Value at year-end	657.1	846.9	990.6	884.8		908.0	1,062.7	1,231.1	1,024.1
Dividends in cash	5.9	6.9	8.3	9.0		9.4	9.6	9.7	10.6
Value at year-end	248.0	312.5	356.6	309.6		307.4	349.7	394.7	317.9

Annual percentage returns assuming dividends reinvested
Income return	2.4	2.8	2.7	2.6		3.1	3.1	2.8	2.7
Capital return	(1.4)	26.1	14.3	(13.3)		(0.5)	13.9	13.1	(19.5)

ICA total return	1.0	28.9	17.0	(10.7)		2.6	17.0	15.9	(16.8)
Fund expenses3	0.52	0.50	0.49	0.48		0.55	0.51	0.49	0.47

Year ended
December 31	1974	1975	1976	1977		1978	1979	1980	1981

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	52.2	49.8	46.4	49.8		56.0	70.0	91.3	115.9
Value at year-end	840.3	1,137.7	1,474.4	1,436.4		1,647.5	1,963.3	2,380.2	2,401.1
Dividends in cash	15.9	14.3	12.8	13.3		14.4	17.3	21.7	26.4
Value at year-end	245.5	317.7	398.1	374.3		414.4	475.7	552.2	530.9

Annual percentage returns assuming dividends reinvested
Income return	5.1	5.9	4.1	3.4		3.9	4.2	4.7	4.9
Capital return	(23.0)	29.5	25.5	(6.0)		10.8	15.0	16.5	(4.0)

ICA total return	(17.9)	35.4	29.6	(2.6)		14.7	19.2	21.2	0.9
Fund expenses3	0.49	0.48	0.46	0.49		0.49	0.47	0.46	0.45

Year ended
December 31	1982	1983	1984	1985		1986	1987	1988	1989

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	146.1	147.2	160.4	174.9		203.8	267.5	318.7	370.8
Value at year-end	3,212.0	3,859.7	4,117.2	5,491.9		6,685.7	7,049.2	7,989.3	10,338.6
Dividends in cash	31.6	30.3	31.7	33.2		37.3	47.5	54.4	60.7
Value at year-end	670.6	774.5	792.0	1,017.9		1,200.5	1,220.9	1,327.4	1,652.8

Annual percentage returns assuming dividends reinvested
Income return	6.1	4.6	4.2	4.2		3.7	4.0	4.5	4.6
Capital return	27.7	15.6	2.5	29.2		18.0	1.4	8.8	24.8

ICA total return	33.8	20.2	6.7	33.4		21.7	5.4	13.3	29.4
Fund expenses3	0.46	0.44	0.47	0.43		0.41	0.42	0.48	0.52

Year ended
December 31	1990	1991	1992	1993		1994	1995	1996	1997

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	406.3	320.4	357.8	374.4		407.2	450.1	480.1	510.3
Value at year-end	10,409.0	13,171.9	14,092.3	15,729.4		15,753.9	20,578.7	24,560.6	31,881.2
Dividends in cash	64.1	48.7	53.0	54.0		57.3	61.7	64.3	67.0
Value at year-end	1,598.8	1,969.9	2,052.2	2,234.2		2,180.6	2,779.7	3,247.9	4,142.7

Annual percentage returns assuming dividends reinvested
Income return	3.9	3.1	2.7	2.7		2.6	2.9	2.3	2.1
Capital return	(3.2)	23.4	4.3	8.9		(2.4)	27.7	17.0	27.7

ICA total return	0.7	26.5	7.0	11.6		0.2	30.6	19.3	29.8
Fund expenses3	0.55	0.59	0.58	0.59		0.60	0.60	0.59	0.56

Year ended
December 31	1998	1999	2000	2001		2002	2003	2004	2005

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	584.1	651.8	743.4	804.1		833.3	864.3	887.4	1,196.3
Value at year-end	39,193.5	45,682.2	47,435.2	45,258.6		38,709.1	48,891.6	53,674.5	57,361.4
Dividends in cash	75.4	82.8	93.0	99.0		100.7	102.2	103.0	136.3
Value at year-end	5,008.2	5,748.5	5,875.5	5,507.5		4,616.9	5,713.5	6,163.0	6,446.5

Annual percentage returns assuming dividends reinvested
Income return	1.8	1.7	1.6	1.7		1.8	2.2	1.8	2.2
Capital return	21.1	14.9	2.2	(6.3)		(16.3)	24.1	8.0	4.7

ICA total return	22.9	16.6	3.8	(4.6)		(14.5)	26.3	9.8	6.9
Fund expenses3	0.55	0.55	0.56	0.57		0.59	0.59	0.57	0.57

Year ended
December 31	2006	2007	2008	2009

Year-by-year summary of results (dollars in thousands)
Dividends reinvested	1,364.6	1,319.3	1,466.7	1,264.7
Value at year-end	66,504.4	70,456.8	45,983.8	58,481.1	1
Dividends in cash	152.1	144.0	156.9	131.5
Value at year-end	7,313.2	7,601.9	4,835.7	5,986.9	2

Annual percentage returns assuming dividends reinvested
Income return	2.4	2.0	2.1	2.8
Capital return	13.5	3.9	(36.8)	24.4

ICA total return	15.9	5.9	(34.7)	27.2
Fund expenses3	0.57	0.56	0.59	0.66
The results shown are before taxes on fund distributions and sale of fund shares.

The S&P 500 is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.

1Includes dividends of $17,933,724 and capital gain distributions of $32,095,643 reinvested in the years 1936 to 2009.

2Includes reinvested capital gain distributions of $4,317,598, but does not reflect income dividends of $2,441,809 taken in cash.

3Fund expense percentages do not reflect a fee waiver and are provided as additional information. They should not be subtracted from any other figure on the table because all fund results already reflect their effect.

U.S. companies, global reach

[photo of a house on a landing over looking a body of water - a ship in the water]

The focus of The Investment Company of America is evident from the fund’s name: U.S. companies with strong potential for success. However, ICA always has had an international component as well as a global outlook in its approach to investing in the United States. Many of the U.S.-headquartered companies in ICA’s portfolio have deep connections with the rest of the world and often derive a significant portion of their revenues from global sources.

The fund emphasizes investments in well-established blue chip companies, which are often multinational, and it also can invest a small percentage of its assets in companies domiciled outside the United States.

“This is one of the benefits of ICA’s active investment management. We have the ability to seek out what we think are the best U.S. companies that are benefiting from strong global economies,” says Don O’Neal, ICA president and a portfolio counselor. “We have investment analysts around the world who work together to find companies that reflect these trends.”

This flexibility means the fund can benefit from the stability and strength of U.S. companies and the safety of a transparent securities market, with less of the risk historically associated with global investing. “It is important to remember that U.S. public companies are obligated by law to treat their shareholders better than most places in the world,” says Mike Shanahan, ICA portfolio counselor. “The U.S. offers some of the world’s strongest fiduciary requirements and legal protection.”

The global flexibility also allows it to take advantage of faster growth when that growth occurs elsewhere. Developing-country economies recently have experienced a period of very strong growth; from 2006 through 2008, China’s economy grew an average of 11.2% per year, while India’s climbed 8.8%, and Brazil’s increased 4.9%. Over this same period, the U.S. economy grew 1.7% per year. While the U.S. remains the largest economy in the world and a dynamic part of global business, developing markets as a whole are predicted to continue to grow faster than the United States.

[Begin Sidebar]
Many U.S. companies gain from a global economy

As the world’s economies are increasingly interconnected, where a company is domiciled often does not tell the whole story about where it does business.
This chart shows some of ICA’s largest holdings — all headquartered in the United States — and the percentage of their revenues that were generated outside the U.S. in their last fiscal year.

[begin bar chart]
Percent of revenues outside the U.S.

Phillip Morris International	100.00%
Intel	85.47
Schlumberger*	78.05
Hewlett-Packard	63.93
IBM	62.00
Oracle	56.18
Google	52.68
United Technologies	52.12
PepsiCo	47.92
Merck	43.94
Microsoft	43.44
Boeing	39.04
ConocoPhillips	32.98
Yahoo!	28.00
Verizon	4.24
AT&T
Exelon
Target

Source: Bloomberg, company filings
*Percentage of revenues from outside North America.
[end bar chart]
[End Sidebar]

Looking at history, there have been many periods when the U.S. has had stronger growth than the rest of the world. And in the future, there likely will be continued waxing and waning among global economies.

“Over the long term, economic strength shifts to different places and ICA is positioned to take advantage of that, especially through investments in multinational corporations,” says portfolio counselor Will Robbins. “The U.S. economy may have a slower projected growth rate currently, but it appears to be on a faster path toward recovery than many of the other developed nations, and productivity is rising. We know from experience that sentiment can turn upward quickly.” U.S. productivity has risen an average of 5% during the first three quarters of 2009, and U.S. firms often enjoy greater flexibility than their counterparts in Western Europe and Japan in decisions to expand capital plants, lay off surplus workers and develop new products.

[photo of ship]
[Begin Pull Quote]
“The fund seeks strong operators with a proven ability to do business in the U.S. as well as the rest of the world.”

– Mike Shanahan, ICA portfolio counselor
[End Pull Quote]

Worldwide benefits

The robust growth in developing countries in recent years, in fact, has been an advantage to many U.S. companies, providing fertile territory in which to gather new customers, new sales and new ideas. Even a glance at ICA’s top holdings gives an indication of this: Most are companies with operations outside the U.S. and with a large percentage of sales coming from other countries. “The fund seeks strong operators with a proven ability to do business in the U.S. as well as the rest of the world,” Mike says. “U.S. companies participate, for better or worse, in what is happening across borders.”

The fund’s largest holding, Microsoft, is a worldwide leader in software and Internet technology; another software company and prominent fund holding, Oracle, provides database management solutions for global clients. Philip Morris International, a U.S.-based tobacco company, derives all its revenues from sales in about 160 countries outside the U.S. (Altria split into two companies in 2008; Philip Morris International handles all sales outside the U.S. and Altria has the U.S. domestic market.) Pharmaceutical maker Merck has operations in more than 50 countries. The list of U.S. companies in ICA’s portfolio with worldwide operations goes on: computer maker Hewlett-Packard, aircraft maker Boeing, oil services provider Schlumberger, oil and gas company ConocoPhillips and beverage giant PepsiCo. (See the sidebar “Many U.S. companies gain from a global economy” on page 10 for more information.)

“We research a company’s plans involving the rest of the world. It is certainly not the only thing we examine when choosing an investment, but recently many companies with exposure to these markets have fared well. It’s something we factor in when valuing a company,” says portfolio counselor Joyce Gordon. “Many companies have made a concerted effort to be part of the growth in the developing markets. That gives them faster growth rates, which the markets in turn may reward.”

Global component

In addition to investing in companies that do business abroad, ICA has been investing directly in global companies since its inception in 1934. ICA can invest up to 15% of its assets directly in companies headquartered in other countries.

“Although the fund’s primary focus is and always has been on investment opportunities in America, ICA always has had the flexibility to invest internationally as well,” explains Jim Lovelace, ICA vice chairman and a portfolio counselor. “Sometimes there are key industries, such as mining, where the leading industry participants are not based in the United States; often, in many industries, at least one of the leading companies is based someplace else in the world.”

[Begin Pull Quote]
“Although the fund’s primary focus is and always has been on investment opportunities in America, ICA always has had the flexibility to invest internationally as well.”

– Jim Lovelace, ICA vice chairman and a portfolio counselor
[End Pull Quote]

[photo of the top of wooden stairs - the ocean in the background]

Global knowledge

“Without a doubt, business is conducted globally,” Don says, so it is important for ICA investment professionals to understand the world when considering investments, even those that focus on the U.S. market. “I remember when I was a young analyst in the 1980s following the chemicals industry, only two of the six largest chemical companies at that time were U.S.-based,” he continues. “So, regardless of where I was making investment decisions, I knew I had to understand what was going on elsewhere.”

That is even more true today, with the increasingly interconnected nature of global business. ICA’s investment professionals meet with others within Capital Research and Management Company, the investment adviser to American Funds, to discuss industries on a broad scale. For example, a recent meeting involved portfolio counselors and investment analysts from all over the world, who dialed in to discuss the global auto industry. Analysts who cover Ford, Toyota, Tata Motors, BMW and other automakers were all in attendance despite differences in time zones. This sharing of information gives them the opportunity to compare and contrast business models industrywide, but from a local perspective. “This is a very powerful way of looking at the world, using an integrated and coordinated method,” says portfolio counselor Ross Sappenfield. “A real strength of our company is our extensive research resources, and that benefits ICA as much as it does our more global funds.”

Currency impact

Ironically, part of the recent success of many U.S. companies has been predicated on the weak U.S. dollar. The translation effect of a weak dollar has been beneficial to those that have large operations abroad. Also, to the extent that companies have a cost structure based in U.S. dollars, it makes them more competitive versus their global peers, which may have cost structures based in a stronger currency. “One thing we do when researching a company is to separate real growth from growth derived from currency movements,” Will says. “We know that the currency effect can change direction quickly from beneficial to detrimental, and we look for companies that are growing strongly at an operational level versus those simply gaining from currency exchange.”

There are other limits to currency issues as well, as many multinationals in recent years have sought to smooth these often-volatile effects by spreading their costs over geographies and currencies as part of their risk management efforts. “Although there have been short-term positives for some companies related to currency issues, no one is rooting for a weak dollar in the long term,” Don adds.

A broader framework

“Having a global outlook helps you maintain perspective when times are volatile and rough, as they have been over the last 18 months. As bad as things looked in the United States, when viewed through a global lens, we could see that China and other places in the world were still growing. You can’t become disheartened when you think about the world as a whole,” Don says. “And because of our long-term outlook, we know that as tough as things have been in the United States, the country has a way of recovering before people expect.” ■

[Begin Sidebar]
[photo of R. Michael Shanahan]
R. Michael Shanahan
45 years

[photo of Joyce E. Gordon]
Joyce E. Gordon
30 years

[photo of James B. Lovelace]
James B. Lovelace
28 years

[photo of Donald D. O'Neal]
Donald D. O’Neal
25 years

[photo of C. Ross Sappenfield]
C. Ross Sappenfield
18 years

[photo of William L. Robbins]
William L. Robbins
16 years

The multiple portfolio counselor system

Fifty years ago, portfolio counselors at Capital Research and Management Company, the investment adviser to American Funds, began an innovative approach to how they managed assets. Called the multiple portfolio counselor system, it is still unique in the industry.

Instead of one portfolio manager making all the decisions for an entire fund, there are six in charge of The Investment Company of America. However, this does not mean it is managed by a committee or team — each manager has sole responsibility for a slice of the fund’s assets. Each one manages his or her portion independently, as if it were an entire fund, within the parameters of the fund’s overall objectives. Another portion is managed collectively by the investment analysts on the fund, who invest only within their area of research coverage.

The fund uses this strategy to blend cooperation with individual accountability. The basic concept is simple: Over the long term, the combined — yet independent — ideas of several experienced portfolio counselors and dozens of analysts are better than those of one manager or a team that makes decisions based on the committee method. Portfolio counselors have the ability to pursue investment ideas and to act without having to gain consensus; this system differentiates American Funds from its competitors. The portfolio counselors and analysts have every incentive to work together and compete against the external world — not against each other.

The benefits of the multiple portfolio counselor system are that it gives the fund’s portfolio counselors the freedom to make independent decisions and capitalize on their strongest investment convictions. It adds depth and frankness to debates about valuation and investment. It has smoothed the results of the fund overall. And it brings together the wisdom of many points of view.

At left, we show ICA’s portfolio counselors and their years of investment experience with American Funds and its affiliates (as of March 1, 2010).

Our organization manages equity assets through separate divisions that make independent investment decisions.
[End Sidebar]

Summary investment portfolio, December 31, 2009

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification (percent of net assets)

Information technology	21.56%
Industrials	10.38
Energy	10.04
Consumer staples	11.09
Health care	8.77
Other industries	28.66
Convertible securities	0.43
Bonds & notes	2.66
Short-term securities & other assets less liabilities	6.41
[end pie chart]

			Percent
		Value	of net
Common stocks - 90.33%	Shares	(000)	assets

Energy - 10.04%
Baker Hughes Inc.	10,945,000	$443,054	.72%
BP PLC (1)	43,688,567	423,069	.69
Chevron Corp.	6,332,278	487,522	.79
ConocoPhillips	21,425,840	1,094,218	1.78
Royal Dutch Shell PLC, Class A (ADR)	16,470,000	990,012
Royal Dutch Shell PLC, Class B (1)	4,793,265	139,857
Royal Dutch Shell PLC, Class B (ADR)	2,925,498	170,059	2.11
Schlumberger Ltd.	17,174,999	1,117,921	1.81
Other securities		1,323,415	2.14
		6,189,127	10.04

Materials - 2.60%
Other securities		1,603,977	2.60

Industrials - 10.38%
Boeing Co.	21,085,000	1,141,331	1.85
CSX Corp.	10,831,000	525,195	.85
General Dynamics Corp.	9,685,800	660,281	1.07
General Electric Co.	24,145,000	365,314	.59
Lockheed Martin Corp.	4,990,000	375,997	.61
Union Pacific Corp.	10,319,800	659,435	1.07
United Technologies Corp.	10,040,000	696,876	1.13
Other securities		1,976,874	3.21
		6,401,303	10.38

Consumer discretionary - 8.49%
Lowe's Companies, Inc.	19,460,000	455,169	.74
McDonald's Corp.	6,150,000	384,006	.62
Target Corp.	16,040,800	775,893	1.26
Time Warner Inc.	17,930,667	522,500	.85
Other securities		3,097,985	5.02
		5,235,553	8.49

Consumer staples - 11.09%
Altria Group, Inc.	23,795,000	467,096	.76
Avon Products, Inc.	13,852,000	436,338	.71
Kraft Foods Inc., Class A	17,429,168	473,725	.77
Molson Coors Brewing Co., Class B	8,250,000	372,570	.60
PepsiCo, Inc.	14,165,000	861,232	1.40
Philip Morris International Inc.	37,305,000	1,797,728	2.92
Walgreen Co.	11,401,100	418,648	.68
Other securities		2,008,764	3.25
		6,836,101	11.09

Health care - 8.77%
Abbott Laboratories	13,435,000	725,356	1.18
Medtronic, Inc.	13,862,500	609,673	.99
Merck & Co., Inc.	43,146,869	1,576,587	2.56
Pfizer Inc	26,945,000	490,130	.79
Roche Holding AG (1)	3,502,500	595,170	.96
Other securities		1,407,072	2.29
		5,403,988	8.77

Financials - 6.01%
Banco Santander, SA (1)	49,785,274	817,368
Banco Santander, SA (ADR)	3,700,000	60,828	1.42
Bank of America Corp.	33,149,382	499,230	.81
JPMorgan Chase & Co.	9,830,000	409,616	.66
Other securities		1,917,381	3.12
		3,704,423	6.01

Information technology - 21.56%
Accenture PLC, Class A	11,636,000	482,894	.78
Cisco Systems, Inc. (2)	19,920,400	476,894	.77
Google Inc., Class A (2)	1,281,480	794,492	1.29
Hewlett-Packard Co.	25,440,000	1,310,414	2.13
Intel Corp.	34,129,700	696,246	1.13
International Business Machines Corp.	5,285,000	691,807	1.12
Microsoft Corp.	85,560,800	2,608,749	4.23
Nokia Corp. (1)	24,200,000	310,448
Nokia Corp. (ADR)	5,652,400	72,633	.62
Oracle Corp.	79,910,100	1,960,994	3.18
Texas Instruments Inc.	28,065,000	731,374	1.19
Yahoo! Inc. (2)	35,743,200	599,771	.97
Other securities		2,552,421	4.15
		13,289,137	21.56

Telecommunication services - 5.59%
AT&T Inc.	77,306,500	2,166,901	3.51
Verizon Communications Inc.	22,891,000	758,379	1.23
Other securities		521,497	.85
		3,446,777	5.59

Utilities - 3.95%
Dominion Resources, Inc.	12,263,824	477,308	.77
Exelon Corp.	13,360,600	652,932	1.06
GDF Suez (1)	10,860,324	470,817	.76
Other securities		831,978	1.36
		2,433,035	3.95

Miscellaneous - 1.85%
Other common stocks in initial period of acquisition		1,139,717	1.85

Total common stocks (cost: $46,676,182,000)		55,683,138	90.33

Preferred stocks - 0.17%

Financials - 0.17%
Other securities		101,821	.17

Total preferred stocks (cost: $66,965,000)		101,821	.17

Warrants - 0.00%

Financials - 0.00%
Other securities		-	.00

Total warrants (cost: $11,770,000)		-	.00

Convertible securities - 0.43%

Other - 0.17%
Fannie Mae, Series 2004-1, 5.375% convertible preferred (2)	820	1,845
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred (2)	1,218,000	2,168	.01
Other securities		99,845	.16
		103,858	.17

Miscellaneous - 0.26%
Other convertible securities in initial period of acquisition		158,238	.26

Total convertible securities (cost: $654,041,000)		262,096	.43

	Principal
	amount
Bonds & notes - 2.66%	(000)

Industrials - 0.22%
Union Pacific Corp. 5.125%-6.125% 2014-2020	$26,495	28,596	.05
Other securities		106,637	.17
		135,233	.22

Health care - 0.24%
Abbott Laboratories 5.125% 2019	25,000	26,197	.04
Roche Holdings Inc. 5.00%-6.00% 2014-2019 (3)	30,000	32,834	.05
Other securities		92,620	.15
		151,651	.24

Financials - 0.28%
Bank of America Corp. 5.75% 2017	10,000	10,256	.02
Other securities		160,825	.26
		171,081	.28

Telecommunication services - 0.11%
AT&T Inc. 4.85%-5.50% 2014-2018	30,000	31,641	.05
Verizon Communications Inc. 5.55% 2014	20,000	21,725	.04
Other securities		14,433	.02
		67,799	.11

Mortgage-backed obligations (4) - 0.73%
Fannie Mae 4.00%-6.00% 2023-2039	292,186	303,705	.49
Freddie Mac 5.00%-5.50% 2038	138,456	144,337	.24
		448,042	.73

Bonds & notes of U.S. government & government agencies - 0.30%
Fannie Mae 2.50% 2014	25,000	24,884	.04
Freddie Mac 1.50%-2.125% 2011-2012	15,000	15,131	.02
Other securities		148,403	.24
		188,418	.30

Other - 0.78%
Other securities		478,836	.78

Total bonds & notes (cost: $1,521,748,000)		1,641,060	2.66

Short-term securities - 6.49%

Abbott Laboratories 0.11% due 2/22/2010 (3)	35,000	34,991	.06
Bank of America Corp. 0.25%-0.30% due 1/12-2/8/2010	91,500	91,489	.15
Fannie Mae 0.09%-0.54% due 1/5-12/1/2010	836,600	835,971	1.35
Freddie Mac 0.05%-0.43% due 1/4-8/6/2010	1,613,355	1,612,747	2.62
Hewlett-Packard Co. 0.11% due 1/22/2010 (3)	25,000	24,998	.04
Other securities		1,400,446	2.27

Total short-term securities (cost: $3,999,743,000)		4,000,642	6.49

Total investment securities (cost: $52,930,449,000)		61,688,757	100.08
Other assets less liabilities		(47,141)	(0.08)

Net assets		$61,641,616	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Further details on these holdings and related transactions during the year ended December 31, 2009, appear below.

	Beginning			Ending	Dividend income	Value of affiliates at 12/31/09
	shares	Additions	Reductions	shares	(000)	(000)
Limited Brands, Inc. (5)	20,309,759	625,184	5,247,200	15,687,743	$11,774	$-
Textron Inc. (5)	12,430,000	2,325,000	14,755,000	-	488	-
United States Steel Corp. (5)	3,060,000	4,842,000	3,742,000	4,160,000	1,858	-
					$14,120	$-

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $5,789,052,000, which represented 9.39% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $560,543,000, which represented .91% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Unaffiliated issuer at 12/31/2009.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2009	(dollars in thousands)

Assets:
Investment securities, at value (cost: $52,930,449)		$61,688,757
Cash		139
Receivables for:
Sales of investments	$93,004
Sales of fund's shares	51,494
Dividends and interest	118,719	263,217
		61,952,113
Liabilities:
Payables for:
Purchases of investments	144,988
Repurchases of fund's shares	118,729
Investment advisory services	12,383
Services provided by affiliates	22,761
Directors' and advisory board's deferred compensation	6,047
Other	5,589	310,497
Net assets at December 31, 2009		$61,641,616

Net assets consist of:
Capital paid in on shares of capital stock		$56,176,728
Undistributed net investment income		153,405
Accumulated net realized loss		(3,447,556)
Net unrealized appreciation		8,759,039
Net assets at December 31, 2009		$61,641,616

	(dollars and shares in thousands, except per-share amounts)

	Authorized shares of capital stock - $.001 par value	Net assets	Shares outstanding	Net asset value per share*

Class A	2,500,000	$49,136,383	1,893,396	25.95
Class B	250,000	2,016,792	78,035	25.84
Class C	250,000	2,242,970	87,000	25.78
Class F-1	250,000	1,209,401	46,665	25.92
Class F-2	350,000	532,693	20,530	25.95
Class 529-A	325,000	1,173,180	45,257	25.92
Class 529-B	75,000	201,165	7,779	25.86
Class 529-C	150,000	320,760	12,401	25.86
Class 529-E	75,000	50,736	1,961	25.87
Class 529-F-1	75,000	21,793	841	25.90
Class R-1	75,000	65,912	2,552	25.83
Class R-2	100,000	621,141	24,025	25.85
Class R-3	150,000	768,256	29,666	25.90
Class R-4	75,000	623,941	24,079	25.91
Class R-5	150,000	2,122,808	81,826	25.94
Class R-6	150,000	533,685	20,568	25.95
Total	5,000,000	$61,641,616	2,376,581

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $27.53 and $27.50, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2009		(dollars in thousands)

Investment income:
Income:
Dividend (net of non-U.S.
taxes of $42,034; also includes
$14,120 from affiliates)	$1,512,449
Interest	108,283	$1,620,732

Fees and expenses*:
Investment advisory services	131,908
Distribution services	159,911
Transfer agent services	66,297
Administrative services	15,763
Reports to shareholders	3,601
Registration statement and prospectus	10,743
Directors' and advisory board's compensation	2,280
Auditing and legal	277
Custodian	1,538
State and local taxes	559
Other	3,553	396,430
Net investment income		1,224,302

Net realized loss and unrealized
appreciation on investments and currency:
Net realized (loss) gain on:
Investments (including $80,115 net gain from affiliates)	(1,816,102)
Currency transactions	1,873	(1,814,229)
Net unrealized appreciation on:
Investments	13,859,068
Currency translations	529	13,859,597
Net realized loss and unrealized appreciation on
investments and currency		12,045,368
Net increase in net assets resulting from operations		$13,269,670

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

	Year ended December 31
	2009	2008
Operations:
Net investment income	$1,224,302	$1,588,685
Net realized loss on investments and currency transactions	(1,814,229)	(1,625,009)
Net unrealized appreciation (depreciation) on investments and currency translations	13,859,597	(29,848,883)
Net increase (decrease) in net assets resulting from operations	13,269,670	(29,885,207)

Dividends paid to shareholders from net investment income	(1,346,554)	(1,723,752)

Net capital share transactions	(3,397,226)	(4,477,943)

Total increase (decrease) in net assets	8,525,890	(36,086,902)

Net assets:
Beginning of year	53,115,726	89,202,628
End of year (including undistributed
net investment income: $153,405 and $271,009, respectively)	$61,641,616	$53,115,726

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Delaware corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Effective April 21, 2009, Class B and 529-B shares of the fund are not available for purchase.

On May 1, 2009, the fund made an additional retirement plan share class (Class R-6) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). Refer to the fund’s retirement plan prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from one or more independent pricing vendors when such prices are available. However, where the investment adviser deems it appropriate to do so, such securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Vendors base bond prices on, among other things, valuation matrices that incorporate dealer-supplied valuations, proprietary pricing models and evaluations of the yield curve as of approximately 3:00 p.m. New York time. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets.  Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Investments in securities issued by entities based outside the U.S. may be subject to the risks described above to a greater extent and may also be affected by currency fluctuation and controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2009, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2009, the fund reclassified $5,461,000 from accumulated net realized loss to undistributed net investment income and $813,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$308,383
Capital loss carryforwards*:
Expiring 2016	$(657,170)
Expiring 2017	(2,957,332)	(3,614,502)
Gross unrealized appreciation on investment securities		13,703,318
Gross unrealized depreciation on investment securities		(4,925,803)
Net unrealized appreciation on investment securities		8,777,515
Cost of investment securities		52,911,242

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

Share class	Year ended December 31, 2009	Year ended December 31, 2008

Class A	$1,112,521	$1,457,129
Class B	35,814	53,327
Class C	35,279	45,028
Class F-1	26,295	33,642
Class F-2*	6,735	803
Class 529-A	24,270	27,448
Class 529-B	3,003	3,525
Class 529-C	4,644	5,170
Class 529-E	934	1,033
Class 529-F-1	471	469
Class R-1	956	992
Class R-2	8,796	9,472
Class R-3	14,242	17,275
Class R-4	12,685	9,247
Class R-5	51,696	59,192
Class R-6†	8,213	-
Total	$1,346,554	$1,723,752

*Class F-2 was offered beginning August 1, 2008.
†Class R-6 was offered beginning May 1, 2009.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2009, the investment advisory services fee was $131,908,000, which was equivalent to an annualized rate of 0.243% of average month-end net assets. In accordance with an amended agreement approved by shareholders, investment advisory services fees will be calculated based on daily net assets effective January 1, 2010.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2009, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B.  Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2009, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$101,925	$63,362	Not applicable	Not applicable	Not applicable
Class B	19,987	2,935	Not applicable	Not applicable	Not applicable
Class C	19,849	Included in administrative services	$2,982	$486	Not applicable
Class F-1	2,499		1,502	126	Not applicable
Class F-2	Not applicable		346	13	Not applicable
Class 529-A	2,089		1,140	174	$982
Class 529-B	1,765		205	61	177
Class 529-C	2,694		315	82	271
Class 529-E	211		49	8	42
Class 529-F-1	-		20	3	17
Class R-1	527		69	23	Not applicable
Class R-2	3,867		769	1,785	Not applicable
Class R-3	3,197		946	462	Not applicable
Class R-4	1,301		766	21	Not applicable
Class R-5	Not applicable		1,775	7	Not applicable
Class R-6*	Not applicable		139	-†	Not applicable
Total	$159,911	$66,297	$11,023	$3,251	$1,489
*Class R-6 was offered beginning May 1, 2009.
†Amount less than one thousand.

Directors’ and advisory board’s deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors and advisory board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ and advisory board’s compensation of $2,280,000, shown on the accompanying financial statements, includes $1,265,000 in current fees (either paid in cash or deferred) and a net increase of $1,015,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Warrants

As of December 31, 2009, the fund had warrants outstanding which may be exercised at any time for the purchase of 819,437 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2009, the net asset value of Class A shares would have been reduced by less than $0.01 per share.

6. Disclosure of fair value measurements

The fund classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high-quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2009 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Energy	$5,204,633	$984,494	*	$-	$6,189,127
Materials	1,433,534	170,443	*	-	1,603,977
Industrials	6,248,696	152,607	*	-	6,401,303
Consumer discretionary	4,695,448	540,105	*	-	5,235,553
Consumer staples	6,836,101	-		-	6,836,101
Health care	4,689,408	714,580	*	-	5,403,988
Financials	2,461,505	1,242,918	*	-	3,704,423
Information technology	12,342,911	946,226	*	-	13,289,137
Telecommunication services	3,280,525	166,252	*	-	3,446,777
Utilities	1,835,980	597,055	*	-	2,433,035
Miscellaneous	865,345	274,372	*	-	1,139,717
Preferred stocks	-	101,821		-	101,821
Convertible securities	193,367	68,729		-	262,096
Bonds & notes	-	1,641,060		-	1,641,060
Short-term securities	-	4,000,642		-	4,000,642
Total	$50,087,453	$11,601,304		$-	$61,688,757

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended December 31, 2009 (dollars in thousands):

	Beginning value at 1/1/2009	Net purchases and sales	Net unrealized appreciation (†)	Net transfers out of Level 3	Ending value at 12/31/2009
Investment securities	$451	$59,270	$114,423	$(174,144)	$-

(*) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $5,789,052,000 of investment securities were classified as Level 2 instead of Level 1.

(†) Net unrealized appreciation is included in the related amounts on investments in the statement of operations.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2009
Class A	$3,518,129	160,970	$1,039,709	49,310	$(8,226,013)	(380,131)	$(3,668,175)	(169,851)
Class B	61,574	3,016	34,638	1,696	(687,861)	(31,673)	(591,649)	(26,961)
Class C	225,665	10,369	33,440	1,623	(421,934)	(19,789)	(162,829)	(7,797)
Class F-1	373,135	16,530	23,244	1,103	(419,203)	(19,146)	(22,824)	(1,513)
Class F-2	436,097	19,106	4,659	206	(61,811)	(2,749)	378,945	16,563
Class 529-A	147,182	6,639	24,250	1,147	(119,449)	(5,425)	51,983	2,361
Class 529-B	7,435	361	3,001	145	(17,814)	(813)	(7,378)	(307)
Class 529-C	46,212	2,105	4,640	224	(41,148)	(1,861)	9,704	468
Class 529-E	7,228	329	933	44	(5,476)	(248)	2,685	125
Class 529-F-1	6,264	284	470	22	(3,669)	(164)	3,065	142
Class R-1	19,533	891	954	46	(11,671)	(526)	8,816	411
Class R-2	159,857	7,330	8,788	421	(133,396)	(6,118)	35,249	1,633
Class R-3	219,289	9,963	14,229	675	(179,973)	(8,112)	53,545	2,526
Class R-4	495,247	22,370	12,679	580	(317,249)	(13,410)	190,677	9,540
Class R-5	603,306	26,788	51,354	2,450	(777,329)	(36,239)	(122,669)	(7,001)
Class R-62	457,079	21,079	8,212	342	(21,662)	(853)	443,629	20,568
Total net increase
(decrease)	$6,783,232	308,130	$1,265,200	60,034	$(11,445,658)	(527,257)	$(3,397,226)	(159,093)

Year ended December 31, 2008
Class A	$4,959,770	190,181	$1,361,338	51,340	$(10,650,133)	(408,280)	$(4,329,025)	(166,759)
Class B	174,733	6,561	51,473	1,956	(792,349)	(29,644)	(566,143)	(21,127)
Class C	365,037	14,160	42,819	1,639	(654,285)	(25,145)	(246,429)	(9,346)
Class F-1	520,534	19,727	29,884	1,129	(565,214)	(22,575)	(14,796)	(1,719)
Class F-23	99,882	4,697	696	33	(15,463)	(763)	85,115	3,967
Class 529-A	176,758	6,469	27,443	1,044	(119,106)	(4,460)	85,095	3,053
Class 529-B	20,173	737	3,525	136	(19,589)	(738)	4,109	135
Class 529-C	53,477	1,956	5,168	199	(42,855)	(1,611)	15,790	544
Class 529-E	8,178	302	1,033	39	(5,341)	(201)	3,870	140
Class 529-F-1	5,392	193	469	18	(2,199)	(84)	3,662	127
Class R-1	26,927	971	990	38	(18,795)	(732)	9,122	277
Class R-2	186,202	6,843	9,469	364	(162,465)	(5,943)	33,206	1,264
Class R-3	268,308	9,711	17,262	649	(403,488)	(14,597)	(117,918)	(4,237)
Class R-4	181,143	6,600	9,244	353	(139,977)	(5,160)	50,410	1,793
Class R-5	737,339	27,269	58,764	2,249	(290,114)	(10,712)	505,989	18,806
Total net increase
(decrease)	$7,783,853	296,377	$1,619,577	61,186	$(13,881,373)	(530,645)	$(4,477,943)	(173,082)

1Includes exchanges between share classes of the fund.
2Class R-6 was offered beginning May 1, 2009.
3Class F-2 was offered beginning August 1, 2008.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,022,752,000 and $13,387,220,000, respectively, during the year ended December 31, 2009.

9. Subsequent events

As of February 8, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 12/31/2009	$20.96	$.52	$5.04	$5.56	$(.57)	$-	$(.57)	$25.95	27.18%	$49,136	.66%	.66%	2.32%
Year ended 12/31/2008	32.95	.63	(11.94)	(11.31)	(.68)	-	(.68)	20.96	(34.74)	43,244	.59	.57	2.25
Year ended 12/31/2007	33.51	.72	1.24	1.96	(.66)	(1.86)	(2.52)	32.95	5.94	73,480	.56	.54	2.05
Year ended 12/31/2006	31.36	.72	4.23	4.95	(.74)	(2.06)	(2.80)	33.51	15.94	74,181	.57	.54	2.16
Year ended 12/31/2005	30.75	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.36	6.87	66,959	.57	.55	2.06
Class B:
Year ended 12/31/2009	20.87	.35	5.02	5.37	(.40)	-	(.40)	25.84	26.19	2,017	1.43	1.43	1.57
Year ended 12/31/2008	32.81	.41	(11.89)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	2,191	1.36	1.34	1.48
Year ended 12/31/2007	33.37	.45	1.24	1.69	(.39)	(1.86)	(2.25)	32.81	5.15	4,138	1.33	1.31	1.28
Year ended 12/31/2006	31.24	.46	4.21	4.67	(.48)	(2.06)	(2.54)	33.37	15.04	4,222	1.34	1.32	1.38
Year ended 12/31/2005	30.64	.39	1.46	1.85	(.44)	(.81)	(1.25)	31.24	6.04	3,853	1.35	1.33	1.28
Class C:
Year ended 12/31/2009	20.82	.34	5.01	5.35	(.39)	-	(.39)	25.78	26.20	2,243	1.46	1.46	1.53
Year ended 12/31/2008	32.74	.40	(11.86)	(11.46)	(.46)	-	(.46)	20.82	(35.29)	1,974	1.41	1.38	1.44
Year ended 12/31/2007	33.31	.43	1.23	1.66	(.37)	(1.86)	(2.23)	32.74	5.08	3,409	1.38	1.36	1.23
Year ended 12/31/2006	31.18	.44	4.21	4.65	(.46)	(2.06)	(2.52)	33.31	15.00	3,350	1.41	1.38	1.32
Year ended 12/31/2005	30.59	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.18	5.96	2,929	1.42	1.40	1.21
Class F-1:
Year ended 12/31/2009	20.93	.51	5.05	5.56	(.57)	-	(.57)	25.92	27.21	1,209	.68	.68	2.31
Year ended 12/31/2008	32.91	.62	(11.93)	(11.31)	(.67)	-	(.67)	20.93	(34.77)	1,009	.62	.60	2.23
Year ended 12/31/2007	33.48	.70	1.24	1.94	(.65)	(1.86)	(2.51)	32.91	5.87	1,642	.60	.58	2.01
Year ended 12/31/2006	31.32	.71	4.24	4.95	(.73)	(2.06)	(2.79)	33.48	15.95	1,673	.60	.58	2.12
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	1,336	.64	.62	1.99
Class F-2:
Year ended 12/31/2009	20.96	.56	5.06	5.62	(.63)	-	(.63)	25.95	27.50	533	.42	.42	2.37
Period from 8/1/2008 to 12/31/2008	28.53	.26	(7.47)	(7.21)	(.36)	-	(.36)	20.96	(25.39)	83	.17	.16	1.24
Class 529-A:
Year ended 12/31/2009	20.93	.50	5.04	5.54	(.55)	-	(.55)	25.92	27.12	1,173	.73	.73	2.24
Year ended 12/31/2008	32.91	.60	(11.92)	(11.32)	(.66)	-	(.66)	20.93	(34.79)	898	.67	.65	2.19
Year ended 12/31/2007	33.48	.68	1.24	1.92	(.63)	(1.86)	(2.49)	32.91	5.83	1,311	.65	.63	1.95
Year ended 12/31/2006	31.33	.69	4.24	4.93	(.72)	(2.06)	(2.78)	33.48	15.87	1,118	.64	.62	2.08
Year ended 12/31/2005	30.73	.61	1.45	2.06	(.65)	(.81)	(1.46)	31.33	6.74	835	.67	.65	1.96
Class 529-B:
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	-	(.38)	25.86	26.07	201	1.53	1.53	1.45
Year ended 12/31/2008	32.83	.38	(11.88)	(11.50)	(.44)	-	(.44)	20.89	(35.29)	169	1.47	1.45	1.38
Year ended 12/31/2007	33.40	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.83	4.99	261	1.46	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.21	4.63	(.44)	(2.06)	(2.50)	33.40	14.90	238	1.47	1.45	1.25
Year ended 12/31/2005	30.67	.35	1.45	1.80	(.39)	(.81)	(1.20)	31.27	5.87	191	1.51	1.49	1.12
Class 529-C:
Year ended 12/31/2009	20.89	.32	5.03	5.35	(.38)	-	(.38)	25.86	26.09	321	1.52	1.52	1.45
Year ended 12/31/2008	32.84	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.89	(35.31)	249	1.46	1.44	1.39
Year ended 12/31/2007	33.41	.40	1.24	1.64	(.35)	(1.86)	(2.21)	32.84	4.99	374	1.45	1.43	1.15
Year ended 12/31/2006	31.27	.42	4.23	4.65	(.45)	(2.06)	(2.51)	33.41	14.94	325	1.46	1.44	1.26
Year ended 12/31/2005	30.68	.35	1.45	1.80	(.40)	(.81)	(1.21)	31.27	5.85	247	1.50	1.48	1.13
Class 529-E:
Year ended 12/31/2009	20.89	.43	5.04	5.47	(.49)	-	(.49)	25.87	26.77	51	1.02	1.02	1.96
Year ended 12/31/2008	32.85	.52	(11.90)	(11.38)	(.58)	-	(.58)	20.89	(34.98)	38	.96	.94	1.90
Year ended 12/31/2007	33.42	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.85	5.52	56	.95	.92	1.66
Year ended 12/31/2006	31.28	.59	4.23	4.82	(.62)	(2.06)	(2.68)	33.42	15.52	48	.95	.92	1.78
Year ended 12/31/2005	30.68	.51	1.45	1.96	(.55)	(.81)	(1.36)	31.28	6.42	36	.99	.96	1.65

Class 529-F-1:
Year ended 12/31/2009	$20.92	$.55	$5.03	$5.58	$(.60)	$-	$(.60)	$25.90	27.37%	$22	.52%	.52%	2.44%
Year ended 12/31/2008	32.90	.66	(11.92)	(11.26)	(.72)	-	(.72)	20.92	(34.66)	15	.46	.44	2.40
Year ended 12/31/2007	33.47	.75	1.24	1.99	(.70)	(1.86)	(2.56)	32.90	6.05	19	.45	.42	2.15
Year ended 12/31/2006	31.32	.76	4.23	4.99	(.78)	(2.06)	(2.84)	33.47	16.10	13	.45	.42	2.27
Year ended 12/31/2005	30.71	.64	1.46	2.10	(.68)	(.81)	(1.49)	31.32	6.87	8	.56	.54	2.07
Class R-1:
Year ended 12/31/2009	20.87	.34	5.02	5.36	(.40)	-	(.40)	25.83	26.18	66	1.44	1.44	1.52
Year ended 12/31/2008	32.81	.40	(11.88)	(11.48)	(.46)	-	(.46)	20.87	(35.25)	45	1.39	1.36	1.48
Year ended 12/31/2007	33.39	.42	1.23	1.65	(.37)	(1.86)	(2.23)	32.81	5.06	61	1.40	1.38	1.20
Year ended 12/31/2006	31.25	.44	4.22	4.66	(.46)	(2.06)	(2.52)	33.39	14.96	49	1.42	1.39	1.31
Year ended 12/31/2005	30.67	.38	1.44	1.82	(.43)	(.81)	(1.24)	31.25	5.93	29	1.42	1.40	1.22
Class R-2:
Year ended 12/31/2009	20.88	.32	5.03	5.35	(.38)	-	(.38)	25.85	26.08	621	1.52	1.52	1.45
Year ended 12/31/2008	32.83	.38	(11.89)	(11.51)	(.44)	-	(.44)	20.88	(35.33)	468	1.48	1.46	1.37
Year ended 12/31/2007	33.40	.42	1.23	1.65	(.36)	(1.86)	(2.22)	32.83	5.04	694	1.44	1.39	1.19
Year ended 12/31/2006	31.26	.43	4.23	4.66	(.46)	(2.06)	(2.52)	33.40	14.99	625	1.50	1.39	1.31
Year ended 12/31/2005	30.67	.37	1.45	1.82	(.42)	(.81)	(1.23)	31.26	5.95	479	1.57	1.40	1.21
Class R-3:
Year ended 12/31/2009	20.92	.44	5.04	5.48	(.50)	-	(.50)	25.90	26.76	768	1.00	1.00	1.97
Year ended 12/31/2008	32.88	.53	(11.90)	(11.37)	(.59)	-	(.59)	20.92	(34.94)	568	.92	.90	1.91
Year ended 12/31/2007	33.45	.58	1.24	1.82	(.53)	(1.86)	(2.39)	32.88	5.52	1,032	.94	.92	1.66
Year ended 12/31/2006	31.30	.59	4.24	4.83	(.62)	(2.06)	(2.68)	33.45	15.54	909	.94	.92	1.78
Year ended 12/31/2005	30.71	.52	1.45	1.97	(.57)	(.81)	(1.38)	31.30	6.43	666	.95	.93	1.68
Class R-4:
Year ended 12/31/2009	20.93	.50	5.05	5.55	(.57)	-	(.57)	25.91	27.16	624	.68	.68	2.21
Year ended 12/31/2008	32.90	.61	(11.91)	(11.30)	(.67)	-	(.67)	20.93	(34.78)	304	.65	.62	2.21
Year ended 12/31/2007	33.48	.68	1.23	1.91	(.63)	(1.86)	(2.49)	32.90	5.85	419	.65	.63	1.95
Year ended 12/31/2006	31.32	.69	4.24	4.93	(.71)	(2.06)	(2.77)	33.48	15.90	323	.65	.62	2.07
Year ended 12/31/2005	30.72	.62	1.45	2.07	(.66)	(.81)	(1.47)	31.32	6.77	236	.65	.63	1.99
Class R-5:
Year ended 12/31/2009	20.95	.58	5.04	5.62	(.63)	-	(.63)	25.94	27.57	2,123	.38	.38	2.62
Year ended 12/31/2008	32.95	.69	(11.94)	(11.25)	(.75)	-	(.75)	20.95	(34.60)	1,861	.35	.33	2.52
Year ended 12/31/2007	33.51	.79	1.25	2.04	(.74)	(1.86)	(2.60)	32.95	6.18	2,307	.35	.33	2.25
Year ended 12/31/2006	31.35	.79	4.24	5.03	(.81)	(2.06)	(2.87)	33.51	16.22	1,980	.35	.33	2.37
Year ended 12/31/2005	30.75	.70	1.46	2.16	(.75)	(.81)	(1.56)	31.35	7.06	1,562	.36	.34	2.28
Class R-6:
Period from 5/1/2009 to 12/31/2009	20.70	.40	5.30	5.70	(.45)	-	(.45)	25.95	27.76	534	.33 (5)	.33 (5)	2.52 (5)

	Year ended December 31
	2009	2008	2007	2006	2005
Portfolio turnover rate for all classes of shares	28%	31%	22%	20%	19%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Annualized.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of The Investment Company of America:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2010

Expense example
                                                                                                                                     unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009, through December 31, 2009).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts  (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2009	Ending account value 12/31/2009	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,203.95	$3.61	.65%
Class A -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class B -- actual return	1,000.00	1,199.18	7.87	1.42
Class B -- assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class C -- actual return	1,000.00	1,199.05	8.09	1.46
Class C -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class F-1 -- actual return	1,000.00	1,204.09	3.78	.68
Class F-1 -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-2 -- actual return	1,000.00	1,205.27	2.33	.42
Class F-2 -- assumed 5% return	1,000.00	1,023.09	2.14	.42
Class 529-A -- actual return	1,000.00	1,203.10	4.00	.72
Class 529-A -- assumed 5% return	1,000.00	1,021.58	3.67	.72
Class 529-B -- actual return	1,000.00	1,198.53	8.48	1.53
Class 529-B -- assumed 5% return	1,000.00	1,017.49	7.78	1.53
Class 529-C -- actual return	1,000.00	1,198.61	8.42	1.52
Class 529-C -- assumed 5% return	1,000.00	1,017.54	7.73	1.52
Class 529-E -- actual return	1,000.00	1,201.48	5.60	1.01
Class 529-E -- assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-F-1 -- actual return	1,000.00	1,204.71	2.83	.51
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.63	2.60	.51
Class R-1 -- actual return	1,000.00	1,198.77	8.04	1.45
Class R-1 -- assumed 5% return	1,000.00	1,017.90	7.38	1.45
Class R-2 -- actual return	1,000.00	1,198.85	8.26	1.49
Class R-2 -- assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class R-3 -- actual return	1,000.00	1,201.81	5.55	1.00
Class R-3 -- assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class R-4 -- actual return	1,000.00	1,203.36	3.83	.69
Class R-4 -- assumed 5% return	1,000.00	1,021.73	3.52	.69
Class R-5 -- actual return	1,000.00	1,205.09	2.11	.38
Class R-5 -- assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-6 -- actual return	1,000.00	1,205.84	1.89	.34
Class R-6 -- assumed 5% return	1,000.00	1,023.49	1.73	.34

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                                   unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2009:

Qualified dividend income	100%
Corporate dividends received deduction	$1,330,177,000
U.S. government income that may be exempt from state taxation	$9,686,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2010, to determine the calendar year amounts to be included on their 2009 tax returns. Shareholders should consult their tax advisers.

Change in independent registered public accounting firm

Upon the recommendation of the fund’s audit committee on December 9, 2009, a majority of the fund’s board of directors, including a majority of the independent directors, approved the appointment of Deloitte & Touche LLP as the fund’s independent registered public accounting firm for the fund’s fiscal 2010 audit subject to the right of the fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty. At no point during the fiscal year ended December 31, 2009, and through February 8, 2010 (the date of report of independent registered public accounting firm), have there been any disagreements between management and PricewaterhouseCoopers LLP, the fund’s former independent registered public accounting firm.

Board of directors, advisory board and other officers

“Independent” directors

	Year first
	elected a
	director of
Name and age	the fund1	Principal occupation(s) during past five years

Louise H. Bryson, 65	1999	Chair of the Board of Trustees, J. Paul Getty Trust;
		former President, Distribution, Lifetime Entertainment
		Network; former Executive Vice President and
		General Manager, Lifetime Movie Network

Mary Anne Dolan, 62	2000	Founder and President, MAD Ink (communications
Chairman of the Board		company); former Editor-in-Chief, The Los Angeles
(Independent and Non-Executive)		Herald Examiner

James G. Ellis, 63	2008	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 74	2000	Chairman of the Board, Senior Resource Group LLC
		(development and management of senior living
		communities)

Leonard R. Fuller, 63	2002	President and CEO, Fuller Consulting (financial
		management consulting firm)

William D. Jones,4 54	2010	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

L. Daniel Jorndt, 68	2006	Retired; former Chairman of the Board and CEO,
		Walgreen Co. (drug store chain)

William H. Kling,4 67	2010	President and CEO, American Public Media Group

John G. McDonald, 72	1976	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Bailey Morris-Eck, 65	1993	Director and Programming Chair, WYPR Baltimore/
		Washington (public radio station); Senior Adviser,
		Financial News (London); Senior Fellow, Institute for
		International Economics; former Senior Associate and
		head of the Global Policy Initiative, Reuters
		Foundation

Richard G. Newman, 75	1996	Chairman of the Board, AECOM Technology
		Corporation (engineering, consulting and professional
		technical services)

Olin C. Robison, Ph.D., 73	1987	Fellow, The Oxford Centre for the Study of Christianity
		and Culture; Director, The Oxford Project on Religion
		and Public Policy; President Emeritus of the Salzburg
		Seminar; President Emeritus, Middlebury College

Steven B. Sample, Ph.D.,4 69	2010	President, University of Southern California

“Independent” directors

	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	director	Other directorships3 held by director

Louise H. Bryson, 65	6	None

Mary Anne Dolan, 62	9	None
Chairman of the Board
(Independent and Non-Executive)

James G. Ellis, 63	41	Quiksilver, Inc.

Martin Fenton, 74	41	None

Leonard R. Fuller, 63	41	None

William D. Jones,4 54	6	Sempra Energy; SouthWest Water Company

L. Daniel Jorndt, 68	3	None

William H. Kling,4 67	9	None

John G. McDonald, 72	12	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

Bailey Morris-Eck, 65	3	None

Richard G. Newman, 75	13	Sempra Energy; SouthWest Water Company

Olin C. Robison, Ph.D., 73	3	American Shared Hospital Services

Steven B. Sample, Ph.D.,4 69	3	Intermec, Inc.

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 35 for footnotes.

“Interested” directors5

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

James B. Lovelace,7 53	1994	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

Donald D. O’Neal, 49	1994	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management
		Company; Director, The Capital Group Companies,
		Inc.6

“Interested” directors5

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

James B. Lovelace,7 53	12	None
Vice Chairman of the Board

Donald D. O’Neal, 49	18	None
President

Chairman emeritus	Chairman Emeritus, Capital Research and
Jon B. Lovelace, Jr., 83	Management Company

Advisory board members

	Year first
	elected to
	advisory
Name and age	board	Principal occupation(s) during past five years

Thomas M. Crosby, Jr., 71	1995	Attorney (self-employed); former Partner, Faegre &
		Benson (law firm)

Daniel R. Fung, 56	2008	Chairman of the Board, Des Voeux Chambers (law
		firm)

Ellen H. Goldberg, Ph.D., 64	1998	Consultant; Interim President, Santa Fe Institute
		(former President); Professor Emeritus, University of
		New Mexico

Claudio X. Gonzalez Laporte, 75	2010	Chairman of the Board, Kimberly-Clark de México,
		S.A. (household products)

John C. Mazziotta, M.D., Ph.D., 60	2007	Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA

Robert J. O’Neill, Ph.D., 73	1988
Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Chairman, Academic Advisory Committee, United States Studies Centre, University of Sydney, Australia; Chairman of Directors, Forty Seven Friends Pty Ltd (a not-for-profit supporting a local art and craft center in Australia); former Planning Director and acting CEO, United States Studies Centre, University of Sydney, Australia; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney, Australia; former Chairman of the Council, Australian Strategic Policy Institute; former Chichele Professor of the History of War and Fellow, All Souls College, University of Oxford; former Chairman of the Council, International Institute for Strategic Studies

Advisory board members

	Number of
	portfolios
	in fund complex2
	overseen by
	advisory board
Name and age	member	Other directorships held3

Thomas M. Crosby, Jr., 71	1	None

Daniel R. Fung, 56	1	Guangdong Investment Limited

Ellen H. Goldberg, Ph.D., 64	1	None

Claudio X. Gonzalez Laporte, 75	1	Grupo Alfa, S.A. de C.V.; Grupo Carso, S.A. de C.V.;
		Grupo Financiero Inbursa; Grupo Industrial Saltillo,
		S.A. de C.V.; Grupo México, S.A. de C.V.; Grupo
		Televisa, S.A.B.; The Mexico Fund

John C. Mazziotta, M.D., Ph.D., 60	1	None

Robert J. O’Neill, Ph.D., 73	4	None

Norman R. Weldon, an advisory board member of the fund since 1977, retired in December 2008. The directors and members of the advisory board thank Dr. Weldon for his dedication and long service to the fund.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Paul G. Haaga, Jr., 61	2007	Vice Chairman of the Board, Capital Research and
Executive Vice President		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

Joyce E. Gordon, 53	1998	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company; Director, Capital Research and
		Management Company

Anne M. Llewellyn, 62	1984	Senior Vice President — Fund Business Management
Vice President		Group, Capital Research and Management Company

Paul F. Roye, 56	2008	Senior Vice President — Fund Business Management
Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Vincent P. Corti, 53	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Carmelo Spinella, 46	2006	Senior Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company;
		Treasurer, Capital Research and Management
		Company; Director, American Funds Service
		Company;6 Director, Capital Bank and Trust
		Company6

Raymond F. Sullivan, Jr., 52	2008	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Brian D. Bullard, 40	2008	Senior Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company;
		former Chief Accountant — Division of Investment
		Management, United States Securities and Exchange
		Commission

1Directors and officers of the fund are elected on an annual basis.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

4William D. Jones, William H. Kling and Steven B. Sample were newly elected to the board by the fund’s shareholders effective January 1, 2010.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.
7James B. Lovelace is the son of Jon B. Lovelace, Jr.

Results of meeting of shareholders held November 24, 2009 (adjourned from October 27, 2009)

Shares outstanding (all classes) on record date (August 28, 2009):	2,428,431,975
Total shares voting on November 24, 2009:	1,662,866,616	(68.5% of shares outstanding)

Election of board members
		Percent		Percent
		of shares	Votes	of shares
Board member*	Votes for	voting for	withheld	withheld

Louise H. Bryson	1,619,759,289	97.4%	43,107,327	2.6%
Mary Anne Dolan	1,619,619,734	97.4	43,246,882	2.6
James G. Ellis	1,619,602,700	97.4	43,263,916	2.6
Leonard R. Fuller	1,619,430,202	97.4	43,436,414	2.6
William D. Jones	1,619,408,590	97.4	43,458,026	2.6
L. Daniel Jorndt	1,619,659,702	97.4	43,206,914	2.6
William H. Kling	1,618,861,611	97.4	44,005,005	2.6
James B. Lovelace	1,619,672,286	97.4	43,194,330	2.6
John G. McDonald	1,618,750,065	97.3	44,116,551	2.7
Bailey Morris-Eck	1,619,332,777	97.4	43,533,839	2.6
Donald D. O’Neal	1,619,621,585	97.4	43,245,031	2.6
Olin C. Robison	1,619,419,846	97.4	43,446,770	2.6
Steven B. Sample	1,619,495,990	97.4	43,370,626	2.6

	Votes for	Percent of outstanding shares voting for	Votes against	Percent of outstanding shares voting against	Votes abstaining		Percent of outstanding shares abstaining

To approve an Agreement and Plan of Reorganization	1,349,806,489	55.6%	33,929,526	1.4%	279,130,601	†	11.5%

	Votes for	Percent of shares voting for	Votes against	Percent of shares voting against	Votes abstaining		Percent of shares abstaining

To update the fund’s fundamental investment policies regarding:
Borrowing	1,344,707,619	80.9%	39,334,431	2.3%	278,824,566	†	16.8%
Issuance of senior securities	1,343,572,987	80.8	39,290,767	2.4	280,002,862	†	16.8
Underwriting	1,345,633,865	80.9	36,673,240	2.2	280,559,511	†	16.9
Investments in real estate or commodities	1,341,258,755	80.7	42,306,542	2.5	279,301,319	†	16.8
Lending	1,339,919,296	80.5	42,513,609	2.6	280,433,711	†	16.9
Industry concentration	1,347,379,163	81.0	35,015,946	2.1	280,471,507	†	16.9
Elimination of certain policies	1,338,813,396	80.5	40,903,834	2.5	283,149,386	†	17.0

To approve a policy allowing CRMC to appoint subsidiary advisers for the fund’s day-to-day investment management without additional shareholder approval	1,330,806,153	80.0	50,727,524	3.1	281,332,939	†	16.9
To approve amendments to the fund’s Investment Advisory and Service Agreement with CRMC	1,336,500,228	80.4	42,931,382	2.6	283,435,006	†	17.0
To approve a form of Subsidiary Agreement and appointment of one or more subsidiary advisers for the fund	1,331,997,732	80.1	48,480,509	2.9	282,388,375	†	17.0
To consider a shareholder proposal regarding genocide-free investing	146,771,964	10.3	1,203,475,209	84.7	70,182,906		5.0
(broker non-votes = 242,436,537)

*Martin Fenton and Richard G. Newman did not stand for election at the Meeting of Shareholders because they plan to retire in December 2010.
†Includes broker non-votes.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2009, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 25 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
>The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market FundSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-904-0210P

Litho in USA BBC/Q/8060-S20673

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. McDonald, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2008	$109,000
2009	$108,000

b) Audit-Related Fees:
2008	None
2009	None

c) Tax Fees:
2008	$8,000
2009	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2008	None
2009	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2008	None
2009	None

c) Tax Fees:
2008	$6,000
2009	$9,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2008	None
2009	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $14,000 for fiscal year 2008 and $20,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

The Investment Company of America®
Investment portfolio

December 31, 2009

Common stocks — 90.33%	Shares	Value (000)

ENERGY — 10.04%
Baker Hughes Inc.	10,945,000	$443,054
BP PLC1	43,688,567	423,069
Canadian Natural Resources, Ltd.	648,200	47,065
Chevron Corp.	6,332,278	487,522
ConocoPhillips	21,425,840	1,094,218
Devon Energy Corp.	2,865,000	210,577
Diamond Offshore Drilling, Inc.	2,500,000	246,050
Eni SpA1	4,640,000	118,044
Eni SpA (ADR)	770,000	38,970
Halliburton Co.	800,000	24,072
Hess Corp.	3,228,100	195,300
Marathon Oil Corp.	4,478,300	139,813
Royal Dutch Shell PLC, Class A (ADR)	16,470,000	990,012
Royal Dutch Shell PLC, Class B1	4,793,265	139,857
Royal Dutch Shell PLC, Class B (ADR)	2,925,498	170,059
Schlumberger Ltd.	17,174,999	1,117,921
TOTAL SA1	4,740,000	303,524
		6,189,127

MATERIALS — 2.60%
Air Products and Chemicals, Inc.	2,508,600	203,347
Akzo Nobel NV1	1,500,000	98,797
Alcoa Inc.	1,676,400	27,024
Barrick Gold Corp.	7,150,000	281,567
Dow Chemical Co.	2,450,000	67,693
E.I. du Pont de Nemours and Co.	2,700,000	90,909
MeadWestvaco Corp.	4,085,000	116,953
Monsanto Co.	2,167,400	177,185
Newmont Mining Corp.	4,790,000	226,615
POSCO1	136,000	71,646
United States Steel Corp.	4,160,000	229,299
Weyerhaeuser Co.	300,000	12,942
		1,603,977

INDUSTRIALS — 10.38%
3M Co.	4,368,700	361,160
Boeing Co.	21,085,000	1,141,331
CSX Corp.	10,831,000	525,195
Cummins Inc.	3,000,000	137,580
Deere & Co.	2,800,000	151,452
FedEx Corp.	1,500,000	125,175
General Dynamics Corp.	9,685,800	660,281
General Electric Co.	24,145,000	365,314
Illinois Tool Works Inc.	6,400,000	307,136
Lockheed Martin Corp.	4,990,000	375,997
Norfolk Southern Corp.	2,201,600	115,408
Raytheon Co.	2,399,800	123,638
Siemens AG1	1,665,000	152,607
Southwest Airlines Co.	13,000,000	148,590
Tyco International Ltd.	2,115,000	75,463
Union Pacific Corp.	10,319,800	659,435
United Parcel Service, Inc., Class B	2,500,000	143,425
United Technologies Corp.	10,040,000	696,876
Waste Management, Inc.	4,000,000	135,240
		6,401,303

CONSUMER DISCRETIONARY — 8.49%
Best Buy Co., Inc.	6,472,300	255,397
Carnival Corp., units2	9,450,000	299,471
CBS Corp., Class B, nonvoting shares	15,200,000	213,560
Comcast Corp., Class A	12,000,000	202,320
Daimler AG1	960,000	51,252
Harley-Davidson, Inc.	4,825,000	121,590
Honda Motor Co., Ltd.1	6,310,200	213,487
Johnson Controls, Inc.	13,310,300	362,573
Limited Brands, Inc.	15,687,743	301,832
Lowe’s Companies, Inc.	19,460,000	455,169
Mattel, Inc.	2,512,075	50,191
McDonald’s Corp.	6,150,000	384,006
McGraw-Hill Companies, Inc.	2,350,000	78,749
News Corp., Class A	7,000,000	95,830
Omnicom Group Inc.	3,000,000	117,450
Staples, Inc.	9,525,000	234,220
Target Corp.	16,040,800	775,893
Time Warner Cable Inc.	2,779,585	115,047
Time Warner Inc.	17,930,667	522,500
TJX Companies, Inc.	3,000,000	109,650
Toyota Motor Corp.1	6,550,000	275,366
		5,235,553

CONSUMER STAPLES — 11.09%
Altria Group, Inc.	23,795,000	467,096
Avon Products, Inc.	13,852,000	436,338
Coca-Cola Co.	5,365,000	305,805
ConAgra Foods, Inc.	5,521,100	127,261
CVS/Caremark Corp.	8,000,000	257,680
General Mills, Inc.	1,960,000	138,788
H.J. Heinz Co.	2,750,000	117,590
Kellogg Co.	4,549,503	242,034
Kimberly-Clark Corp.	1,500,000	95,565
Kraft Foods Inc., Class A	17,429,168	473,725
Molson Coors Brewing Co., Class B	8,250,000	372,570
PepsiCo, Inc.	14,165,000	861,232
Philip Morris International Inc.	37,305,000	1,797,728
Procter & Gamble Co.	2,635,000	159,760
Reynolds American Inc.	666,666	35,313
Sara Lee Corp.	17,943,100	218,547
Sysco Corp.	2,450,000	68,453
Walgreen Co.	11,401,100	418,648
Wal-Mart Stores, Inc.	4,527,000	241,968
		6,836,101

HEALTH CARE — 8.77%
Abbott Laboratories	13,435,000	725,356
Aetna Inc.	7,500,000	237,750
Amgen Inc.2	1,840,792	104,134
Bayer AG1	950,000	75,873
Bristol-Myers Squibb Co.	1,900,000	47,975
Eli Lilly and Co.	8,775,000	313,355
Johnson & Johnson	2,850,000	183,568
Medtronic, Inc.	13,862,500	609,673
Merck & Co., Inc.	43,146,869	1,576,587
Novartis AG1	800,000	43,537
Novartis AG (ADR)	256,556	13,964
Pfizer Inc	26,945,000	490,130
Roche Holding AG1	3,502,500	595,170
UnitedHealth Group Inc.	8,500,000	259,080
WellPoint, Inc.2	2,193,100	127,836
		5,403,988

FINANCIALS — 6.01%
American International Group, Inc.2	141,955	4,256
AXA SA1	5,345,418	126,328
Banco Santander, SA1	49,785,274	817,368
Banco Santander, SA (ADR)	3,700,000	60,828
Bank of America Corp.	33,149,382	499,230
Bank of New York Mellon Corp.	9,700,000	271,309
Berkshire Hathaway Inc., Class A2	2,600	257,920
BNP Paribas SA1	2,200,000	173,483
Capital One Financial Corp.	7,105,576	272,428
Citigroup Inc.	62,984,615	208,479
HSBC Holdings PLC (ADR)	1,529,416	87,314
HSBC Holdings PLC (United Kingdom)1	4,869,240	55,641
JPMorgan Chase & Co.	9,830,000	409,616
PNC Financial Services Group, Inc.	1,200,000	63,348
Société Générale1	1,013,823	70,098
State Street Corp.	1,679,100	73,108
Washington Mutual, Inc.2	24,000,000	3,348
Wells Fargo & Co.	9,274,600	250,321
		3,704,423

INFORMATION TECHNOLOGY — 21.56%
Accenture PLC, Class A	11,636,000	482,894
Analog Devices, Inc.	2,300,000	72,634
Applied Materials, Inc.	3,525,000	49,139
Automatic Data Processing, Inc.	7,758,043	332,199
Canon, Inc.1	770,000	32,571
Cisco Systems, Inc.2	19,920,400	476,894
Corning Inc.	15,000,000	289,650
Flextronics International Ltd.2	17,000,000	124,270
Google Inc., Class A2	1,281,480	794,492
Hewlett-Packard Co.	25,440,000	1,310,414
HTC Corp.1	7,000,000	79,754
Intel Corp.	34,129,700	696,246
International Business Machines Corp.	5,285,000	691,807
KLA-Tencor Corp.	6,726,900	243,245
Linear Technology Corp.	8,320,000	254,093
Maxim Integrated Products, Inc.	6,547,700	132,918
Microsoft Corp.	85,560,800	2,608,749
Nokia Corp.1	24,200,000	310,448
Nokia Corp. (ADR)	5,652,400	72,633
Oracle Corp.	79,910,100	1,960,994
QUALCOMM Inc.	4,035,000	186,659
SAP AG1	3,200,000	150,814
Taiwan Semiconductor Manufacturing Co. Ltd.1	95,036,325	190,846
Telefonaktiebolaget LM Ericsson, Class B1	19,750,000	181,793
Texas Instruments Inc.	28,065,000	731,374
Xerox Corp.	2,682,965	22,698
Xilinx, Inc.	8,345,500	209,138
Yahoo! Inc.2	35,743,200	599,771
		13,289,137

TELECOMMUNICATION SERVICES — 5.59%
América Móvil, SAB de CV, Series L (ADR)	950,000	44,631
AT&T Inc.	77,306,500	2,166,901
Deutsche Telekom AG1	750,000	11,069
France Télécom SA1	6,220,000	155,183
Qwest Communications International Inc.	73,780,000	310,614
Verizon Communications Inc.	22,891,000	758,379
		3,446,777

UTILITIES — 3.95%
Dominion Resources, Inc.	12,263,824	477,308
Exelon Corp.	13,360,600	652,932
FirstEnergy Corp.	6,443,500	299,301
FPL Group, Inc.	300,000	15,846
GDF Suez1	10,860,324	470,817
PPL Corp.	1,798,000	58,093
Public Service Enterprise Group Inc.	10,000,000	332,500
RWE AG1	1,300,000	126,238
		2,433,035

MISCELLANEOUS — 1.85%
Other common stocks in initial period of acquisition		1,139,717

Total common stocks (cost: $46,676,182,000)		55,683,138

Preferred stocks — 0.17%

FINANCIALS — 0.17%
JPMorgan Chase & Co., Series I, 7.90%3	14,505,000	15,010
PNC Preferred Funding Trust I 6.517%3,4	14,900,000	11,169
PNC Preferred Funding Trust III 8.70%3,4	34,000,000	34,917
Wachovia Capital Trust III 5.80%3	13,305,000	10,311
Wells Fargo & Co. 7.98%3	30,187,000	30,414

Total preferred stocks (cost: $66,965,000)		101,821

		Value
Warrants — 0.00%	Shares	(000)

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 20131,2,4	3,071,428	$—

Total warrants (cost: $11,770,000)		—

	Shares or
Convertible securities — 0.43%	principal amount

FINANCIALS — 0.09%
American International Group, Inc. 8.50% convertible preferred 2011, units	4,211,826	47,720
Fannie Mae, Series 2004-1, 5.375% convertible preferred2	820	1,845
Fannie Mae, Series 2008-1, 8.75% noncumulative convertible preferred2	1,218,000	2,168
		51,733

TELECOMMUNICATION SERVICES — 0.08%
Qwest Communications International Inc. 3.50% convertible debenture 2025	$50,000,000	52,125

MISCELLANEOUS — 0.26%
Other convertible securities in initial period of acquisition		158,238

Total convertible securities (cost: $654,041,000)		262,096

	Principal amount
Bonds & notes — 2.66%	(000)

ENERGY — 0.10%
Apache Corp. 6.90% 2018	$15,000	17,606
Chevron Corp. 4.95% 2019	10,000	10,553
Williams Companies, Inc. 8.75% 2020	26,375	31,520
		59,679

MATERIALS — 0.10%
BHP Billiton Finance (USA) Ltd. 5.50% 2014	14,660	16,095
Dow Chemical Co. 8.55% 2019	20,000	23,903
Dow Chemical Co. 9.40% 2039	5,940	7,877
Rio Tinto Finance (USA) Ltd. 5.875% 2013	10,000	10,799
Rio Tinto Finance (USA) Ltd. 9.00% 2019	3,780	4,792
		63,466

INDUSTRIALS — 0.22%
Burlington Northern Santa Fe Corp. 5.75% 2018	15,000	15,960
CSX Corp. 6.25% 2015	5,000	5,513
CSX Corp. 7.375% 2019	11,480	13,137
Honeywell International Inc. 3.875% 2014	5,205	5,434
Honeywell International Inc. 5.00% 2019	13,090	13,640
Lockheed Martin Corp. 7.65% 2016	1,870	2,226
Lockheed Martin Corp. 4.25% 2019	7,000	6,770
Norfolk Southern Corp. 5.75% 2018	15,000	15,893
Norfolk Southern Corp. 5.90% 2019	5,000	5,349
PACCAR Inc, Series A, 6.875% 2014	5,000	5,645
Raytheon Co. 4.40% 2020	6,055	5,976
Union Pacific Corp. 5.125% 2014	11,495	12,255
Union Pacific Corp. 6.125% 2020	15,000	16,341
Waste Management, Inc. 6.375% 2015	10,000	11,094
		135,233

CONSUMER DISCRETIONARY — 0.33%
Comcast Corp. 6.50% 2015	7,710	8,647
Comcast Corp. 6.30% 2017	20,120	22,050
Comcast Corp. 6.50% 2017	10,000	11,086
Hasbro, Inc. 6.125% 2014	11,250	12,260
Johnson Controls, Inc. 5.50% 2016	5,160	5,255
Kohl’s Corp. 6.25% 2017	7,500	8,312
News America Inc. 6.90% 2019	21,315	24,059
Staples, Inc. 7.75% 2011	4,695	5,047
Staples, Inc. 9.75% 2014	40,000	48,780
Time Warner Cable Inc. 6.20% 2013	2,845	3,128
Time Warner Cable Inc. 8.25% 2019	15,320	18,278
Time Warner Inc. 5.875% 2016	20,000	21,621
Walt Disney Co. 5.50% 2019	15,000	16,100
		204,623

CONSUMER STAPLES — 0.16%
Altria Group, Inc. 9.25% 2019	10,000	12,207
British American Tobacco International Finance PLC 9.50% 20184	15,000	19,078
Coca-Cola Co. 4.875% 2019	10,000	10,436
ConAgra Foods, Inc. 5.875% 2014	10,000	10,908
CVS Caremark Corp. 6.60% 2019	20,335	22,291
Sysco Corp. 5.375% 2019	10,000	10,639
Tesco PLC 5.50% 20174	10,506	11,075
		96,634

HEALTH CARE — 0.24%
Abbott Laboratories 5.125% 2019	25,000	26,197
Aetna Inc. 5.75% 2011	1,961	2,057
Aetna Inc. 7.875% 2011	865	921
Cardinal Health, Inc. 4.00% 2015	10,000	9,823
Cardinal Health, Inc. 5.80% 2016	14,625	14,731
Cardinal Health, Inc. 5.85% 2017	3,715	3,758
Novartis Securities Investment Ltd. 5.125% 2019	20,000	21,049
Pfizer Inc. 6.20% 2019	10,000	11,136
Roche Holdings Inc. 5.00% 20144	10,000	10,740
Roche Holdings Inc. 6.00% 20194	20,000	22,094
WellPoint, Inc. 5.875% 2017	15,000	15,477
WellPoint, Inc. 7.00% 2019	12,200	13,668
		151,651

FINANCIALS — 0.28%
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	15,000	16,024
American Express Co. 7.00% 2018	7,660	8,449
Bank of America Corp. 5.75% 2017	10,000	10,256
Boston Properties, Inc. 5.875% 2019	15,000	15,075
Capital One Capital III 7.686% 20363	11,665	10,673
Capital One Capital IV 6.745% 20373	14,347	12,052
Citigroup Inc. 6.125% 2017	10,000	10,095
JPMorgan Chase & Co. 4.75% 2013	10,000	10,563
JPMorgan Chase & Co. 6.00% 2018	10,000	10,767
MetLife Global Funding 5.125% 20144	7,000	7,415
Metropolitan Life Global Funding I, 5.125% 20134	3,335	3,536
National City Corp. 5.80% 2017	1,350	1,352
National City Corp. 6.875% 2019	3,050	3,234
Northern Trust Corp. 4.625% 2014	5,650	6,027
PNC Funding Corp. 0.481% 20143	10,000	9,494
PNC Funding Corp. 5.40% 2014	10,000	10,705
PNC Funding Corp., Series II, 6.113% (undated)3,4	5,000	3,526
Simon Property Group, LP 6.75% 2014	3,000	3,200
Simon Property Group, LP 5.25% 2016	5,875	5,722
Simon Property Group, LP 6.10% 2016	1,625	1,661
Simon Property Group, LP 6.125% 2018	1,680	1,710
SLM Corp., Series A, 5.125% 2012	1,000	938
SLM Corp., Series A, 5.00% 2013	3,005	2,767
SLM Corp., Series A, 5.375% 2013	1,905	1,798
SLM Corp., Series A, 8.45% 2018	4,090	4,042
		171,081

INFORMATION TECHNOLOGY — 0.04%
Cisco Systems, Inc. 4.95% 2019	15,000	15,403
National Semiconductor Corp. 6.60% 2017	10,000	10,259
		25,662

TELECOMMUNICATION SERVICES — 0.11%
AT&T Inc. 4.85% 2014	15,000	15,964
AT&T Inc. 5.50% 2018	15,000	15,677
Verizon Communications Inc. 5.55% 2014	20,000	21,725
Vodafone Group PLC 5.375% 2015	6,000	6,455
Vodafone Group PLC 5.625% 2017	7,500	7,978
		67,799

UTILITIES — 0.05%
FirstEnergy Solutions Corp. 4.80% 2015	4,000	4,088
PG&E Corp. 5.75% 2014	8,000	8,631
Progress Energy, Inc. 6.05% 2014	5,650	6,191
Progress Energy, Inc. 7.05% 2019	8,800	9,862
		28,772

MORTGAGE-BACKED OBLIGATIONS5 — 0.73%
Fannie Mae 4.50% 2023	15,799	16,295
Fannie Mae 4.50% 2023	37,872	39,038
Fannie Mae 4.00% 2024	14,902	15,016
Fannie Mae 4.00% 2024	19,286	19,433
Fannie Mae 4.00% 2024	23,722	23,902
Fannie Mae 5.00% 2024	34,534	36,181
Fannie Mae 5.50% 2024	18,078	19,177
Fannie Mae 6.00% 2037	93,646	99,385
Fannie Mae 5.50% 2038	19,378	20,317
Fannie Mae 4.50% 2039	14,969	14,961
Freddie Mac 5.00% 2038	41,535	42,646
Freddie Mac 5.50% 2038	96,921	101,691
		448,042

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 0.30%
Fannie Mae 2.50% 2014	25,000	24,884
Federal Home Loan Bank 3.625% 2013	50,000	52,306
Freddie Mac 1.50% 2011	5,000	5,043
Freddie Mac 2.125% 2012	10,000	10,088
U.S. Treasury 0.875% 2011	10,000	10,032
U.S. Treasury 1.125% 2011	24,000	24,011
U.S. Treasury 4.25% 2012	15,000	16,099
U.S. Treasury 1.75% 2014	10,000	9,812
U.S. Treasury 1.875% 2014	5,000	4,898
U.S. Treasury 4.125% 2015	10,000	10,665
U.S. Treasury 4.625% 2017	10,000	10,802
U.S. Treasury 4.50% 2039	10,000	9,778
		188,418

Total bonds & notes (cost: $1,521,748,000)		1,641,060

Short-term securities — 6.49%

Abbott Laboratories 0.11% due 2/22/20104	35,000	34,991
Bank of America Corp. 0.25%–0.30% due 1/12–2/8/2010	91,500	91,489
Campbell Soup Co. 0.23% due 2/1/20104	4,300	4,299
Coca-Cola Co. 0.23% due 1/15–5/11/20104	88,700	88,652
Fannie Mae 0.09%–0.54% due 1/5–12/1/2010	836,600	835,971
Federal Farm Credit Banks 0.11%–0.36% due 3/18–8/16/2010	240,000	239,802
Federal Home Loan Bank 0.10%–0.58% due 2/1–10/8/2010	331,600	331,328
Freddie Mac 0.05%–0.43% due 1/4–8/6/2010	1,613,355	1,612,747
General Electric Capital Corp. 0.19%–0.20% due 1/19–1/26/2010	63,200	63,191
Hewlett-Packard Co. 0.11% due 1/22/20104	25,000	24,998
Johnson & Johnson 0.10%–0.20% due 3/1–5/25/20104	19,600	19,589
JPMorgan Chase Funding Inc. 0.18% due 1/19/20104	54,500	54,493
Jupiter Securitization Co., LLC 0.16%–0.18% due 1/11–1/19/20104	90,000	89,994
Paccar Financial Corp. 0.18% due 2/2–2/12/2010	36,175	36,167
Private Export Funding Corp. 0.24% due 3/16/20104	25,000	24,992
Procter & Gamble International Funding S.C.A. 0.23% due 1/13/20104	17,300	17,299
Straight-A Funding LLC 0.18% due 3/16/20104	28,600	28,591
U.S. Treasury Bills 0.161%–0.532% due 2/4–8/26/2010	353,300	352,954
Variable Funding Capital Company LLC 0.16%–0.21% due 1/7–1/14/20104	49,100	49,095

Total short-term securities (cost: $3,999,743,000)		4,000,642

Total investment securities (cost: $52,930,449,000)		61,688,757
Other assets less liabilities		(47,141)

Net assets		$61,641,616

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous," was $5,789,052,000, which represented 9.39% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2Security did not produce income during the last 12 months.
3Coupon rate may change periodically.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $560,543,000, which represented .91% of the net assets of the fund.
5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-904-0210O-S21492

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
The Investment Company of America:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Investment Company of America (the "Fund") as of December 31, 2009, and for the year then ended and have issued our unqualified report thereon dated February 8, 2010 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the “Portfolio”) as of December 31, 2009 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Los Angeles, California
February 8, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Chief Executive Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Chief Executive Officer

Date: February 26, 2010

By /s/ Carmelo Spinella
Carmelo Spinella, Treasurer and Principal Financial Officer

Date: February 26, 2010